Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.09

THIS DOCUMENT CONTAINS MATTER WHICH IS PROPRIETARY TO IAE

INTERNATIONAL AERO ENGINES AG (“IAE”) AND CONTROLADORA VUELA

COMPAÑÍA DE AVIACIÓN, S.A. DE C.V. (“VUELA”). YOU MAY NOT POSSESS, USE, COPY

OR DISCLOSE THIS DOCUMENT OR ANY INFORMATION IN IT, FOR ANY PURPOSE

WITHOUT IAE’S AND VUELA’S EXPRESS WRITTEN PERMISSION. NEITHER RECEIPT

NOR POSSESSION OF THIS DOCUMENT ALONE FROM ANY SOURCES CONSTITUTES

IAE’S OR VUELA’S EXPRESS WRITTEN PERMISSION. POSSESSION, USE, COPYING OR

DISCLOSURE BY ANYONE WITHOUT IAE’S AND VUELA’S EXPRESS WRITTEN

PERMISSION IS NOT AUTHORIZED AND MAY RESULT IN CRIMINAL AND OR CIVIL

LIABILITY.

V2500®

GENERAL TERMS OF SALE BETWEEN

IAE INTERNATIONAL AERO ENGINES AG AND

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. DE C.V.

IAE PROPRIETARY INFORMATION

TABLE OF CONTENTS

1. Definitions		4

2. Sale of Purchased Items		6

2.1	Intent	6
2.2	Agreement to Purchase	6
2.3	Type Approval and Changes in Specification	6
2.4	Inspection and Acceptance	7
2.5	Delivery, Shipping, Title and Risk of Loss or Damage	8
2.6	Price	9
2.7	Payment	9

3. Spare Parts Provisions		10

3.1	Intent and Term	10
3.2	ATA Standards	12
3.3	Initial Provisioning	12
3.4	Change in Initial Provisioning Data	13
3.5	Stocking of Spare Parts	13
3.6	Lead Times	13
3.7	Ordering Procedure	13
3.8	Modifications to Spare Parts	14
3.9	Inspection	15
3.10	Delivery and Packing	15
3.11	Prices	15
3.12	Payment	16
3.13	Conflict	17

4. Warranties, Guarantees and Liabilities		17

5. Product Support Services		19

6. Miscellaneous		20

6.1	Delay in Delivery	20
6.2	Patents	21
6.3	Credit Reimbursement and Right of Setoff	22
6.4	Non-Disclosure and Non-Use	23
6.5	Taxes	24
6.6	Amendment	24
6.7	Assignment	24
6.8	Exhibits	25
6.9	Headings	25
6.10	Governing Law and Forum	25
6.11	Notices	25
6.12	Exclusion of Other Provisions and Previous Understandings	26
6.13	Conditions Precedent	26
6.14	Termination Events	27
6.15	Effect of Termination	28
6.16	No Construction Against Drafter	29

Exhibit A Contract Specifications		30

Clause 1 – Definitions	Page 2 of 111

IAE PROPRIETARY INFORMATION

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 1 – Definitions	Page 3 of 111

IAE PROPRIETARY INFORMATION

THIS CONTRACT is made this             day of             , 2006

BETWEEN

IAE INTERNATIONAL AERO ENGINES AG	a joint stock company organized and existing under the laws of Switzerland, with a place of business at IAE Building, 400 Main Street, M/S 121-10, East Hartford, Connecticut 06108, USA (hereinafter called “IAE”); and

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. DE C.V.	a corporation organized and existing under the laws of Mexico (hereinafter called “Vuela”), whose principal place of business is at Av. Prolongación Reforma # 490, Primer Piso, Colonia Lomas Santa Fe, Delegación Álvaro Obregón, México, Distrito Federal, C.P. 01210.

WHEREAS:

A.	Vuela has decided to acquire new A320 family aircraft to be powered by IAE V2500 Propulsion Systems, and

B.	IAE is prepared to supply to Vuela V2500 engines, modules, spare parts, special tools, ground equipment, and product support services for the support and operation of the V2500 Propulsion Systems.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	Definitions

  In this Contract unless the context otherwise requires:-

1.1	“Aircraft” shall mean (i) the ***** firm Airbus A319-100 aircraft powered by new Engines and being acquired by Vuela from Airbus for delivery as set forth in Exhibit B-1 to this Contract (the “Firm Aircraft”), and (ii) to the extent that (a) Vuela exercises its option to convert into a firmly ordered aircraft and purchase from the Aircraft Manufacturer one or more of the ***** option Airbus A320 family aircraft (the “Option Aircraft”), and/or the ***** rolling option Airbus A320 family aircraft (the “Rolling Option Aircraft”) and (b) such Option Aircraft or Rolling Option Aircraft are powered by new Engines, they shall be deemed to be “Aircraft” hereunder.

1.2	“Aircraft Manufacturer” or “Airbus” shall mean Airbus S.A.S., with its principal place of business at 1, Rond Point Maurice Bellonte, 31707 Blagnac Cedex, France, together with its successors and assigns.

1.3	“Basic Contract Price” shall mean the basic price of each of the Purchased Items as specified in Exhibit B-2 to this Contract.

1.4	“Certification Authority” shall mean the regulatory authority referred to in Exhibit A responsible for the type certification of the Engine.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 1 – Definitions	Page 4 of 111

IAE PROPRIETARY INFORMATION

1.5	“Contract” shall mean this Contract together with all exhibits hereto and all letter agreements executed in connection herewith, whether currently existing or hereafter entered into, that by their terms constitute part of this Contract, and as this Contract may be amended, modified or supplemented from time to time

1.6	“Engine(s)” shall mean the IAE V2500-A5 aero engines described in the Specifications.

1.7	“Initial Provisioning” shall mean the establishment by Vuela of an initial stock of Spare Parts.

1.8	“Initial Provisioning Data” shall mean information supplied by IAE to Vuela for Initial Provisioning purposes.

1.9	“Initial Provisioning Orders” shall mean orders for Spare Parts for Initial Provisioning purposes.

1.10	“Installation Items” shall mean Engines described in the Specification, modules, accessories, exhaust systems, nacelles and all ancillary equipment therefor which are being supplied pursuant to this Contract for installation on the Aircraft.

1.11	“Lead Time” shall mean the period specified in the Spare Parts Catalog which represents the minimum time required between acceptance by IAE of an order by Vuela for Supplies and commencement of delivery of such Supplies.

1.12	“Non-Installation Items” shall mean tools, and all equipment (including handling, transportation and ground equipment) to be supplied pursuant to this Contract for use with the Installation Items and not for installation on the Aircraft.

1.13	“Purchased Items” shall mean those Spare Engine(s) and Non-Installation Items (if any) specified in Exhibit B-2 to this Contract.

1.14	“Service Bulletins” shall mean those service bulletins containing advice and instructions issued by IAE to Vuela from time to time in respect of Engines.

1.15	“Spare Parts” shall mean spare parts for Engines excluding the items listed in the Specification as being items of supply by Vuela.

1.16	“Spare Parts Catalog” shall mean the catalog published by IAE from time to time providing a description, Lead Time and price for Spare Parts and Vendor Parts available for purchase from IAE.

1.17	“Specification” shall mean the IAE Engine Specification Nos. IAE S24A5/2 and IAE 27MA5/2, which form Exhibit A to this Contract.

1.18	“Supplies” shall mean Installation Items, Non-Installation Items, Spare Parts and any other goods or services supplied pursuant to this Contract.

1.19	“Vendor Parts” shall mean Spare Parts described in Initial Provisioning Data which are not manufactured pursuant to IAE’s detailed design and direction.

Clause 1 – Definitions	Page 5 of 111

IAE PROPRIETARY INFORMATION

2.	Sale of Purchased Items

2.1	Intent

IAE agrees to sell to Vuela and Vuela agrees to buy from IAE, the Purchased Items, in accordance with the provisions of this Contract.

2.2	Agreement to Purchase

2.2.1	Agreement to Purchase Aircraft from Aircraft Manufacturer

Vuela agrees to purchase from the Aircraft Manufacturer no less than ***** Firm Aircraft, powered by new V2500 Propulsion Systems for delivery according to the schedule set forth in Exhibit B-1 to this Contract and agrees with IAE that it will accept delivery of the Firm Aircraft according to the schedule set forth in Exhibit B-1 to this Contract. At the time of signature of this Contract it is noted that two (2) of the Firm Aircraft have been purchased by Vuela.

Vuela has also procured from the Aircraft Manufacturer options to purchase ***** Option Aircraft and ***** Rolling Options Aircraft. Vuela agrees that to the extent it purchases A320 family aircraft in addition to the Firm Aircraft, until it has purchased the Requisite Number of additional A320 family aircraft all such aircraft shall be powered by V2500-A5 engines and become “Aircraft” hereunder. *****

2.2.2	Agreement to Purchase Purchased Items from IAE

(a)	Vuela hereby places a firm and unconditional order with IAE for the purchase of ***** new V2527M-A5 spare Engines (the “Firm Spare Engines”) for delivery according to the schedule set forth in Exhibit B-2 to this Contract, and IAE agrees to sell such Firm Spare Engines to Vuela.

(b)	Vuela agrees to place a firm and unconditional order with IAE for the purchase of sufficient quantities and appropriate thrust ratings of Spare Engines (the “Option Spare Engines”) to support the Option Aircraft and Rolling Option Aircraft ordered and acquired by Vuela such that a Spare Engine to installed Engine ratio of not less than ***** is maintained across Vuela fleet, and IAE agrees to sell such Option Spare Engines to Vuela.

2.3	Type Approval and Changes in Specification

2.3.1	The Purchased Items will be manufactured to the standards set forth in the Specification. After the date of this Contract, the Purchased Items

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 2 – Sale of Purchased Items	Page 6 of 111

IAE PROPRIETARY INFORMATION

may be varied from the standards set forth in the Specification and other IAE manufacturing specifications from time to time by Change Orders in writing, which shall set forth in detail:

(a)	The changes to be made in the Purchased Items; and

(b)	The effect (if any) of such changes on the Specification (including but not limited to performance and weight), on interchangeability of the Purchased Items in the airframe, on prices and on dates of delivery of the Purchased Items.

Change Orders shall not be binding on either party until signed by IAE and Vuela but upon being so signed shall constitute amendments to this Contract.

2.3.2	IAE may make any changes in the Purchased Items which do not adversely affect the Specification, (including but not limited to performance and weight), interchangeability of the Purchased Items in the airframe, prices or dates of delivery of the Purchased Items. In the case of such permitted changes, a Change Order shall not be required or if issued shall not be binding until signed by IAE and Vuela.

2.3.3	At the time of delivery of the Purchased Items there is to be in existence a Type Approval Certificate for the Purchased Items in accordance with the provisions of the Specification.

2.3.4	The Specification has been drawn with a view to the requirements of the Certification Authority and the official interpretations of such requirements in existence at the date of this Contract (such requirements and interpretations being hereinafter referred to as “Current Rules”). Subject to Clause 2.3.2 above, IAE and Vuela agree that they will execute an appropriate Change Order in respect of any change required to the Purchased Items to enable such Purchased Items to conform to the requirements of the Certification Authority and the official interpretations of such requirements in force at the date of delivery of such Purchased Items.

2.3.5	The price of any Change Order is to be paid:

(a)	in the case of changes required to conform to the Current Rules or to enable the Spare Engines to conform to the requirements of this Contract - by IAE; and

(b)	in any other case - by Vuela.

2.4	Inspection and Acceptance

2.4.1	Conformance of Purchased Items which are Engines to the Specification will be assured by IAE through the maintenance of procedures, systems and records approved by the Certification Authority. An Export Certificate
of Airworthiness or a Certificate of Conformity (as the case may be) will be issued and signed by personnel authorized for such purposes.

Clause 2 – Sale of Purchased Items	Page 7 of 111

IAE PROPRIETARY INFORMATION

2.4.2	Conformance of Purchased Items which are Non-Installation Items to the Specification will be assured by IAE conformance documentation.

2.4.3	Upon delivery pursuant to Clause 2.5.1 below and the issue of an Export Certificate of Airworthiness or a Certificate of Conformity pursuant to Clause 2.4.1 above or IAE conformance documentation pursuant Clause 2.4.2 above, Vuela shall be deemed to have accepted the Purchased Items and that the Purchased Items conform to the Specification. Vuela’s acceptance will in no way prejudice its warranty and support rights under this Contract. IAE shall, upon written request from Vuela and subject to the permission of the appropriate governmental authorities, arrange for Vuela to have reasonable access to the appropriate premises in order to examine the Purchased Items prior to the issue of conformance documentation and to witness Engine acceptance tests.

2.4.4	If Vuela is unable to accept, refuses without reasonable cause or otherwise materially hinders delivery, or if IAE at Vuela’s written request agrees to delay delivery, of any of the Purchased Items for ***** from the scheduled date of delivery, unless otherwise mutually agreed, Vuela shall nevertheless pay or cause IAE to be paid therefor as if, for the purposes of payment and transfer of title only, the Purchased Items had been delivered.

2.4.5	In any of the cases specified in Clause 2.4.4 above, Vuela shall also pay to IAE such reasonable sum as IAE shall require in respect of storage, maintenance and insurance of those Purchased Items; provided, that Vuela shall be entitled to receive the insurance proceeds of any loss or damage to any Purchased Items for which it has paid IAE.

2.4.6	If IAE is unable to deliver a Spare Engine in accordance with the terms of this Contract, Clauses 2.4.4 and 2.4.5 shall not apply.

2.5	Delivery, Shipping, Title and Risk of Loss or Damage

2.5.1	IAE will deliver the Purchased Items, at its option, either Ex-Works (INCOTERMS 2000) Connecticut, United States of America or Ex-Works (INCOTERMS 2000) Derby, England, in accordance with the delivery schedule set out in Exhibit B-2 to this Contract. IAE will make reasonable efforts to deliver Vuela’s Spare Engines Ex-Works Connecticut U.S.A. (taking into consideration production schedules and other relevant and material factors.)

2.5.2	Upon such delivery, title to and risk of loss of or damage to the Purchased Items shall pass to Vuela.

2.5.3	Vuela will notify IAE at least ***** before the scheduled time for delivery of the Purchased Items of its instructions as to the marking and shipping of the Purchased Items.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 2 – Sale of Purchased Items	Page 8 of 111

IAE PROPRIETARY INFORMATION

2.6	Price

The Purchase Price for each of the Purchased Items shall be the Basic Contract Price, amended pursuant to Clause 2.3 above, and escalated in accordance with the escalation formula contained in Exhibit B-2 to this Contract.

2.7	Payment

2.7.1	Vuela will make payment in United States Dollars as follows:

(a)	*****, to the extent that such amount has not already been paid by Vuela, Vuela shall pay to IAE a non-refundable deposit of ***** of the Estimated Purchase Price of the Purchased Items.

(b)	***** before the scheduled delivery of each of the Purchased Items, Vuela shall pay to IAE a further non-refundable deposit of ***** of the Estimated Purchase Price of such item.

(c)	***** before the scheduled delivery of each of the Purchased Items, Vuela shall pay to IAE a further non-refundable deposit of ***** of the Estimated Purchase Price of such item.

(d)	Immediately prior to the delivery of each of the Purchased Items, Vuela shall pay to IAE the balance of the Purchase Price of such item.

2.7.2	IAE shall have the right to require Vuela to make additional deposits in respect of price changes arising from the provisions of Clause 2.3 above on a similar basis to that specified in Clause 2.7.1 above if the change is requested by Vuela.

2.7.3	Vuela undertakes that IAE shall receive the full amount of payments falling due under this Clause 2.7, without any withholding or deduction whatsoever, other than withholdings or deductions required by law for Taxes for which IAE is responsible in accordance with Clause 6.5.

2.7.4	All payments under this Clause 2.7 shall be made by cable or telegraphic transfer and shall be deposited not later than the due date of payment with:

Bank of America 1185

Ave of the Americas

New York, NY 10038-4924

*****

or as otherwise notified from time to time by IAE.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 2 – Sale of Purchased Items	Page 9 of 111

IAE PROPRIETARY INFORMATION

2.7.5	For the purpose of this Clause 2.7 “payment” shall only be deemed to have been made to the extent cleared or good value funds are received in the numbered IAE bank account specified in Clause 2.7.4 above.

2.7.6	If Vuela fails to make any payment for any Purchased Item on or before the date when such payment is due, then, without prejudice to any of IAE’s other rights, IAE will (a) be entitled to charge interest on the overdue amount, at the rate of *****, from the date such payment was due to the date such payment is made and (b) have the right (but not the obligation) to suspend work on the manufacture of such Purchased Item pending the remedy of such failure and to reschedule the date of delivery of such Purchased Item following the cure of such failure.

2.7.7	For the purpose of this Clause 2.7, the “Estimated Purchase Price” of any of the Purchased Items shall be calculated in accordance with the following formula.

*****

where:

*****

2.7.8	Those payments referred to in Clause 2.7.1 above as “non-refundable” shall be refunded to Vuela in the event Vuela validly (a) exercises its right to cancel its order for a Spare Engine pursuant to Clause 6.1.5 hereunder, or (b) terminates this Contract pursuant to a Vuela Termination Event in accordance with Clause 6.14 hereunder.

3.	Spare Parts Provisions

3.1	Intent and Term

3.1.1	For as long as Vuela owns and operates one or more Aircraft in regular commercial service and is not in breach of any of its obligations to IAE under the Contract, IAE shall provide that reasonably adequate supplies of Spare Parts are available for sale to Vuela under this Contract. In consideration thereof, IAE shall sell to Vuela and, except as otherwise provided under Clause 3.1.2 below, Vuela shall buy from IAE, Vuela’s requirements of the following Spare Parts:

(a)	All Spare Parts manufactured pursuant to the detailed design and order of IAE where IAE is the only source from which Vuela can purchase in an unused condition and in quantities sufficient to meet Vuela’s requirements; and

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 3 – Spare Parts Provisions	Page 10 of 111

IAE PROPRIETARY INFORMATION

(b)	Vendor Parts for which direct supply arrangements between the manufacturers of such Vendor Parts and Vuela cannot be established. Except for the purposes of Initial Provisioning pursuant to Clause 3.3 below, Vuela shall notify IAE in writing not less than ***** before scheduled delivery requested by Vuela that Vuela intends to purchase such Vendor Parts from IAE. If Vuela notifies IAE less than ***** before the scheduled delivery requested by Vuela, IAE will use reasonable efforts to obtain such vendor Parts for sale to Vuela.

3.1.2	In an emergency, IAE shall sell to Vuela Vendor Parts which it is not obliged to sell under this Contract, but which it has in stock or otherwise has reasonably available to it.

3.1.3	Purchase by Vuela from Others

(a)	Vuela may purchase from another A320 family aircraft operator Spare Parts, which by virtue of Clause 3.1.1 above are required to be purchased from IAE:

(i)	on an occasional basis; or

(ii)	where the said operator has published details of excessive stock holdings of the Spare Parts concerned; or

(iii)	pursuant to a pooling arrangement or joint use agreement between Vuela and the said operator.

(b)	Subject to the conditions specified below, in the following circumstances Vuela may obtain from established and IAE approved sources, other than IAE or other Aircraft operators, Spare Parts which by virtue of Clause 3.1.1 above are required to be purchased from IAE:

(i)	as a temporary expedient in the event of a temporary but material failure by IAE to supply Spare Parts as required herein; or

(ii)	during any period when IAE is hindered or prevented from delivering Spare Parts due to circumstances beyond its control provided Vuela is thereby able to obtain the Spare Parts it requires sooner than IAE is able to supply them, and provided further that Vuela will not unreasonably thereby increase its stock of the Spare Parts; or

(iii)	where IAE identifies a Spare Part as a standard part.

Vuela’s rights under Clause 3.1.3(b) above are subject to Vuela being unable to satisfy its requirements for Spare Parts under the provisions of Clause 3.1.3(a) above.

(c)	Nothing in this Clause 3.1.2 shall be deemed to extend the obligations of IAE or to diminish the limitations upon such obligations under the Warranties referred to in Clauses 4.1 and 4.2 below.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 3 – Spare Parts Provisions	Page 11 of 111

IAE PROPRIETARY INFORMATION

(d)	Notwithstanding any extension of the time of delivery in accordance with the provisions of Clause 6.1.1 below, Vuela shall be entitled to cancel all or part of any order on IAE for Spare Parts which, pursuant to the terms of Clauses 3.1.3(b)(i) and 3.1.3(b)(ii) are purchased from another source by giving reasonable written notice to IAE of cancellation of the said order.

(e)	In the event that Vuela purchases Spare Parts under Clause 3.1.2, Vuela shall give written notice to IAE of the extent of such purchase supported by any other technical information which IAE may reasonably require.

3.2	ATA Standards

The parties to this Contract shall comply with the requirements of shipping procedures outlined in ATA Specifications 2000 and 300, provided that the parties shall be entitled to negotiate reasonable changes in those procedures or requirements of the said specifications which, if complied with exactly, would result in an undue operating burden or unnecessary economic penalty. In particular, on written notification by Vuela to IAE prior to placement of Initial Provisioning orders, IAE would agree to the use of ATA Specification 200 instead of ATA Specification 2000.

3.3	Initial Provisioning

3.3.1	To assist Vuela’s Initial Provisioning, IAE shall supply Vuela with Initial Provisioning Data in accordance with ATA Specification 2000, subject to Clause 3.2 above.

3.3.2	Details of the format and precise nature of the said Initial Provisioning Data, including the applicable revision numbers of ATA Specification 2000, definition of Spare Parts Categories, and Lead Times, and agreement on technical publications shall be agreed between IAE and Vuela at a preliminary meeting held for this purpose at a time and place to be agreed.

3.3.3	The said Initial Provisioning Data shall cover all Spare Parts, including agreed Vendor Parts, which in IAE’s opinion may be reasonably required for Vuela’s operation of the Installation Items.

3.3.4	Before Vuela places Initial Provisioning Orders, a conference shall be held for the review of Initial Provisioning Data supplied by IAE under Clause 3.3.1 above. The said conference shall be held as soon as possible after this Contract is signed and shall be attended by the personnel of each party directly responsible for Initial Provisioning.

Clause 3 – Spare Parts Provisions	Page 12 of 111

IAE PROPRIETARY INFORMATION

3.4	Change in Initial Provisioning Data

IAE shall, free of charge, progressively and promptly revise Initial Provisioning Data in accordance with ATA Specification 2000 to take into account any changes which may materially affect provisioning decisions.

3.5	Stocking of Spare Parts

Upon IAE’s request, Vuela shall provide IAE with information reasonably required to enable IAE to plan and organize the manufacture and stocking of Spare Parts.

3.6	Lead Times

3.6.1	Spare Parts for Initial Provisioning shall be delivered on or before the dates specified in Vuela’s orders, provided that said dates comply with the lead time of at least ***** prior to the delivery date of the order and do not call for delivery more than ***** before the scheduled date of delivery of the first Aircraft to Vuela and provided further that delivery of the total Initial Provisioning quantity shall be effected in line with Vuela’s delivery schedule and Aircraft utilization.

3.6.2	Except as herein provided, replenishment Spare Parts shall be delivered within the Lead Time specified in the IAE Spare Parts Catalog, except for certain major Spare Parts designated in the Spare Parts catalog as being available at prices and lead times to be quoted upon request.

3.6.3	If any order for replenishment Spare Parts shall call for a quantity materially in excess of Vuela’s normal requirements, IAE shall notify Vuela and may request a special delivery schedule. If Vuela confirms that the full quantity ordered is required, delivery of the order shall be effected at delivery dates specified by IAE, but the Lead Times provided by this Clause shall not apply with respect to the excess quantity.

3.6.4	In an emergency, IAE shall use reasonable efforts to deliver all Spare Parts within the time limits specified by Vuela. IAE will provide notice of the action to be taken on such orders within the following time periods from IAE’s receipt of such notice and based on the type of order:

(a)	AOG (Aircraft on Ground) orders - within 4 hours;

(b)	Critical (imminent AOG or work stoppage or other emergency order) - within 24 hours;

(c)	Expedite (less than published or quoted lead time) - within 7 days.

3.7	Ordering Procedure

3.7.1	After receipt of Initial Provisioning Data, Vuela shall place its Initial Provisioning Orders at least ***** to the requested delivery date of the order in accordance with the Lead Times specified in Clause 3.6.1. Vuela shall use its best efforts to give priority to ordering major items designated in the Initial Provisioning Data.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 3 – Spare Parts Provisions	Page 13 of 111

IAE PROPRIETARY INFORMATION

3.7.2	Subsequent orders for Spare Parts shall be placed by Vuela from time to time as may be appropriate to adequately support Vuela’s operation. Vuela shall give IAE as much notice as reasonably possible of any material change in its operation and maintenance of the Aircraft, including, but not limited to, changes in maintenance or overhaul arrangements affecting its requirements of Spare Parts, including Vendor Parts.

3.7.3	IAE shall promptly acknowledge receipt of each order for Spare Parts in accordance with ATA Specification 2000 procedure. Unless qualified, such acknowledgment, subject to variation in accordance with Clause 3.6.3 above, shall constitute an acceptance of the order under the terms of this Contract.

3.7.4	Standard package quantities shall be delivered and packed in accordance with the Spare Parts Catalog.

3.7.5	Not later than one (1) month prior to the time of placing Initial Provisioning Orders, Vuela shall provide IAE in writing with full shipping instructions applicable to both Initial Provisioning Orders and to subsequent standard replenishment orders for Spare Parts to be placed by Vuela. Vuela may from time to time provide different shipping instructions by written notice to IAE.

3.8	Modifications to Spare Parts

3.8.1	IAE shall be entitled to make modifications or changes to the Spare Parts ordered by Vuela hereunder and modified spare parts shall be substituted for spare parts ordered, unless (with respect to modifications categorized in Service Bulletins as recommended or optional category) the modifications are considered by Vuela to be unacceptable and Vuela so states in writing to IAE within ninety (90) days of the transmittal date of a Service Bulletin, in which case Vuela shall be entitled to place a single order for Vuela’s anticipated total requirement of pre-modified Spare Parts (subject to availability), at a price and delivery schedule to be agreed. IAE shall promptly inform Vuela by means of Service Bulletins when such modified Spare Parts (or Spare Parts introduced by a repair scheme) become available for supply hereunder. Notification of such availability shall be given to Vuela before delivery.

3.8.2	Unless Vuela notifies IAE in writing under the provisions of Clause 3.8.1 hereof, IAE may supply at the expense of Vuela a modification of any Spare Part ordered, provided that the said modification has received the approval of the Certification Authority. The delivery of such Spare Parts shall begin on dates indicated by Service Bulletin. The delivery schedule shall be agreed at the time when orders for modifications are accepted by IAE.

Clause 3 – Spare Parts Provisions	Page 14 of 111

IAE PROPRIETARY INFORMATION

3.9	Inspection

3.9.1	Conformance to the Specification of Installation Items will be assured by IAE through the maintenance of procedures, systems and records approved by the Certification Authority. Conformance documentation will be issued by IAE to Vuela and signed by IAE personnel authorized for such purpose.

3.9.2	Conformance of Non-Installation Items will be assured by IAE conformance documentation.

3.9.3	Upon the issue of conformance documentation in accordance with Clauses 3.9.1 or 3.9.2 above, and provided the same shall not have been manifestly issued in error, Vuela shall be deemed to have accepted the Installation Items and Non-Installation Items and that such Items conform to the applicable specification, without prejudice to any of Vuela’s warranty and other rights under this Contract.

3.10	Delivery and Packing

3.10.1	IAE shall deliver Spare Parts Non-Installation Items Ex-Works (INCOTERMS 2000), the point of manufacture. Shipping documents and invoices shall be in accordance with ATA Specification 2000.

3.10.2	Upon such delivery as described in Clause 3.10.1, title to and risk of loss of or damage to the said Spare Parts and Non-Installation Items shall pass to Vuela.

3.10.3	In accordance with ATA Specification 2000 requirements, Vuela shall advise IAE at time of order of its instructions as to the marking and shipping of the Spare Parts and Non-Installation Items.

3.10.4	The packaging of Spare Parts shall be in accordance with ATA Specification 300 Category 2 standard, unless deviations are otherwise agreed pursuant to Clause 3.2 and shall be free of charge to Vuela. Category 1 standard packaging, if required by Vuela, shall be paid for by Vuela.

3.11	Prices

3.11.1	Prices of all Spare Parts shall be quoted in U.S. Dollars, in the Spare Parts Price Catalog, or Initial Provisioning Data, or in individual quotations. Such prices shall represent net unit prices, Ex-Works (INCOTERMS 2000), IAE point of manufacture according to Clause 3.10.1 above.

Prices and Lead Times in the Spare Parts Price Catalog or by individual quotations are valid for the time period as listed in the Spare Parts Catalog or as shown in the quotation.

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3.11.2	Prices applicable to each order placed by Vuela hereunder shall be the prices in effect according to the terms of the Spare Parts Price Catalog at the time of scheduled delivery.

3.11.3	IAE may from time to time adjust its prices for Spare Parts upon not less than ninety (90) days’ notice to Vuela. Any individual price errors in the calculation of prices may be corrected without advance notice to Vuela.

3.11.4	On request by Vuela, prices of Spare Parts or other materials not included in the Spare Parts Price Catalog shall be quoted within a reasonable time by IAE.

3.12	Payment

3.12.1	Payment for all purchases under this Clause 3 shall be made by Vuela to IAE ***** after the date of ex works delivery.

3.12.2	Vuela undertakes that IAE shall receive payment in U.S. Dollars of the full amount of payments falling due under this Clause 3.12, without any withholding or deduction whatsoever.

3.12.3	All payments under this Clause 3.12 shall be made by wire transfer to, and shall be deposited not later than the due date of payment with:

Bank of America

1185 Ave of the Americas New York,

NY 10038-4924

*****

or as otherwise notified from time to time by IAE.

3.12.4	For the purpose of this Clause 3.12, payment shall only be deemed to have been made to the extent immediately available funds are received in the account specified in sub-clause 3.12.3 above.

3.12.5	Notwithstanding Clause 3.12.1 above, payments for all purchases shall be due from Vuela upon delivery, or at IAE’s option prior to delivery of the purchased items upon the occurrence and during the continuation of any of the following events: (a) a receiver or trustee is appointed for all or a substantial part of Vuela’s property, or (b) Vuela is adjudicated or voluntarily becomes a bankrupt under any bankruptcy or winding up laws or other similar legislation, or (c) Vuela becomes insolvent or makes an assignment for the benefit of creditors, or (d) an execution is issued pursuant to a valid, final material judgment rendered against Vuela, or (e) Vuela is unable or refuses to make any undisputed payment to IAE in accordance with any of Vuela’s obligations to IAE.

3.12.6	If Vuela fails to make any payment for any Spare Parts or Non-Installation Items on or before the date when such payment is due, then,

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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without prejudice to any other rights set forth herein or under applicable law, IAE will be entitled to charge interest on the overdue amount, at the rate of *****, from the date such payment was due to the date such payment is made.

3.13	Conflict

In the event of any conflict between the provisions of this Contract and the provisions of ATA Specifications 101, 2000 and 300, or purchase orders from Vuela the provisions of this Contract shall prevail.

4.	Warranties, Guarantees and Liabilities

4.1	IAE warrants to Vuela that, at the time of delivery, the Supplies sold hereunder will be free of defects in material and manufacture, and will conform substantially to applicable specifications and rules and regulations of the Certification Authority. IAE’s liability and Vuela’s remedies under this warranty are limited to the repair or replacement, at IAE’s election, of Supplies or parts thereof returned to IAE at the factory of manufacture which are shown to IAE’s reasonable satisfaction to have been defective; provided, that written notice of the defect shall have been given by Vuela to IAE within ninety (90) days after the first operation or use of the Supplies (or if the Supplies are installed in Vuela Aircraft, within ninety (90) days after acceptance of such Aircraft by its first operator) or within thirty (30) days after the defect has become apparent, but in no event later than one (1) year after the date of delivery of such Supplies by IAE. Transportation charges for the return of Supplies to IAE pursuant to this Clause and their reshipment to Vuela and the risk of loss thereof will be borne by IAE only if the Supplies are returned in accordance with written shipping instructions from IAE, and are defective.

4.2	In addition, IAE grants and Vuela accepts the following:

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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The Service Policies, Warranties and Guarantees referred to in this Clause 4.2 are hereinafter called the “Warranties”. The above Service Policies, Warranties and Guarantees together form Exhibit D to this Contract.

4.3	The parties agree that those of the Warranties set out in Clauses 4.2.1 and 4.2.2 above shall also apply to any equipment which falls within the type of equipment covered by those Warranties, which are manufactured, supplied or inspected by IAE howsoever and whenever (whether before, on or after the date first above written) acquired by Vuela from whatsoever source, including but not limited to any V2500 aero engines and any associated equipment therefor, and any parts for such engines and associated equipment which form part of any aircraft (including the Aircraft) acquired from the Manufacturer.

4.4	The Warranties are personal to Vuela and the obligations of IAE thereunder shall only apply insofar as Vuela operates the Supplies covered thereunder. Notwithstanding the foregoing, with IAE’s written consent (not to be unreasonably withheld) Vuela may assign the Warranties set out in Clauses 4.1, 4.21 and 4.2.2 above to a third party in connection with the financing (including sale leasebacks or similar transactions) of the Aircraft.

4.5	Vuela shall inform any entity to whom it sells, leases, loans or otherwise disposes of any of the Supplies or equipment referred to in Clause 4.3 above that such entity may obtain from IAE, and upon request from Vuela, IAE hereby agrees to use all reasonable endeavors to enter into a direct warranty agreement with any such entity (at no additional charge to Vuela or such entity) incorporating those of the Warranties set out in Clauses 4.1, 4.2.1 and 4.2.2. Vuela shall also use its reasonable endeavors to ensure that such entity shall enter into a direct warranty agreement with IAE prior to delivery of any of the Supplies or such equipment to such entity.

4.6	IAE and Vuela agree that the intent of the Warranties provided in Clause 4.2 is to provide specified benefits or remedies to Vuela as a result of specified events. It is not the intent, however, to duplicate benefits or remedies provided to Vuela by IAE or another source (e.g., another equipment manufacturer or lessor) as a result of the same event or cause. Therefore, notwithstanding the terms of the Warranties, Vuela agrees that it shall not be eligible to receive benefits or remedies from IAE if it stands to receive or has received duplicate benefits or remedies from IAE or another source as a result of the same event or cause. Furthermore, in no event shall IAE be required to provide duplicate benefits to Vuela and any other party such as a leasing company as a result of the same event or cause.

Notwithstanding the above, as may arise, the following Guarantees may be used in combination with the warranties provided under Clause 4:

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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4.7	Vuela accepts that the Warranties and rights granted to Vuela under Clauses 4.1, 4.2 and 4.3 above together with the express remedies provided to Vuela in respect of the Supplies in accordance with this Contract are expressly in lieu of, and Vuela hereby waives, all other remedies, conditions and warranties, expressed or implied including without limitation, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, and all other obligations and liabilities whatsoever of IAE and of its shareholders whether in contract or in tort or otherwise for any defect, deficiency, failure, malfunctioning or failure to function of any item of the Supplies or of the equipment referred to in Clause 4.3 above, howsoever and whenever acquired by Vuela from whatever sources. Vuela agrees that neither IAE nor any of its shareholders shall be liable to Vuela upon any claim therefor or upon any claim howsoever arising out of the manufacture or supply or inspection by IAE or any of its shareholders of any item of the Supplies or of such equipment or any other item of whatever nature, whether in contract or in tort or otherwise, except as expressly provided in the said Warranties, and Vuela assumes all risk and liability whatsoever not expressly assumed by IAE in the said Warranties. Except as may be otherwise agreed in this Contract, in no event shall IAE be liable to Vuela for special, incidental or consequential damages under this Contract, including damage to or loss of use, revenue or profit with respect to any Aircraft and/or Supplies.

4.8	IAE and Vuela agree that this Clause 4 has been the subject of discussion and negotiation, is fully understood by the parties and the price of the Supplies and other mutual agreements of the parties set forth in this Contract are arrived at in consideration of:

4.8.1	the express Warranties of IAE and Vuela’s rights thereunder; and

4.8.2	the exclusions, waivers and limitations set forth in Clause 4.7 above.

4.9	In consideration for the Warranties set out in Clauses 4.2.1 and 4.2.2. and coverage under the Fleet Hour Agreement, Vuela agrees that it will continue operation of the Installed and Spare Engines it purchases from IAE until the Engines have been operated for no less than ***** hours. Should Vuela decide to discontinue operation of any of the Engines prior to the ***** hour period, Vuela agrees to give IAE the option to purchase any such Engines at the then prevailing fair market value. Said conditions shall apply to any third party to which Vuela may sell, lease, loan or otherwise dispose of the Engines.

5.	Product Support Services

5.1	IAE will make available to Vuela the Product Support Services described in Exhibit C to this Contract. Except when identified in such Exhibit C as being at additional cost or as requiring separate contractual arrangements, such Product Support Services shall be supplied at no additional charge to Vuela and subject to the provisions of this Contract. IAE may delegate the performance of product support services to an affiliated company or any of IAE’s shareholders.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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5.2	Vuela will provide to any IAE customer support representative(s) working at its facility, free of charge:

5.2.1	reasonable, secure office accommodation including furniture and office equipment and

5.2.2	access to telephone, facsimile and secretarial services and

5.2.3	access to such first-aid and emergency assistance as is customarily provided to Vuela’s own employees and

5.2.4	air travel on Vuela’s network for travel away from such customer support representative(s)’ normal location at Vuela with respect to the provision of support under this Contract. Should Vuela request such representative to travel to a location not reached by Vuela’s network, Vuela will reimburse IAE for related travel expenses.

Vuela further agrees that such customer support representative(s) will be entitled to all reasonable absences from work allowed pursuant to normal IAE practice, including but not limited to, leaves of absence relating to vacation, holiday and sick time.

It is expressly agreed that such customer support representatives shall at no time be considered employees of Vuela and that Vuela shall not be responsible for the payment of such customer support representatives’ salary or benefits.

6.	Miscellaneous

6.1	Delay in Delivery

6.1.1	If IAE is hindered or prevented from performing any obligation hereunder including but not limited to delivering any of the Supplies within the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract) by reason of:

(a)	any cause beyond the reasonable control of IAE, or

(b)	fires, industrial disputes or introduction of essential modifications required by the Certification Authority then, subject to the provisions of Clause 6.1.5 hereunder, the time for delivery shall be extended by a period equal to the period for which delivery shall have been so hindered or prevented, and IAE shall not be under any liability whatsoever in respect of such delay.

6.1.2	If, by reason of any of the causes specified in Clause 6.1.1 above, IAE is hindered or prevented from delivering any goods (which are the same as and include the Supplies) to purchasers (including Vuela) then IAE shall have the right to allocate in good faith such goods, as they become available, at its own discretion among all such purchasers and IAE shall not be under any liability whatsoever to Vuela for delay in delivery to Vuela resulting from such allocation by IAE and the time for delivery shall be extended by a period equal to the delay resulting from such allocation by IAE.

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6.1.3	Should IAE delay performance of any obligation hereunder, including but not limited to delivery of any item of the Supplies beyond the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract) for any reason other than the causes specified in Clause 6.1.1 above, then in respect of the ***** of such delay, IAE shall not be under any liability whatsoever and thereafter in respect of any further delay in delivery the damages recoverable by Vuela from IAE as Vuela’s sole remedy shall be its reasonable actual damages in an amount not to exceed ***** of the purchase price of the item of Supplies so delayed in respect of each month of such further delay (and prorata for any period of less than one month) subject to an overall maximum of ***** of the purchase price of the item of the Supplies so delayed.

6.1.4	The right of Vuela to claim damages pursuant to Clause 6.1.3 shall be conditional upon the submission of a written claim therefor, within ***** from the date on which IAE notifies Vuela that the item of the Supplies so delayed is ready for delivery, or from the date on which Vuela exercises the right of cancellation in respect of such item conferred in accordance with Clause 6.1.5 below, whichever date shall first occur.

6.1.5	Should IAE delay performance of any obligation hereunder including but not limited to delivery of any item of the Supplies beyond ***** from the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract) then, in addition to the right of Vuela under Clause 6.1.3, Vuela shall be entitled to refuse to take delivery of such item on giving IAE notice in writing within ***** after the expiration of such period of *****. Upon receipt of such notice IAE shall be free from any obligation in respect of such item except that IAE shall refund to Vuela any deposits made in respect of the purchase price of such item of the Supplies, together with interest from the date such deposits were received by IAE, calculated at the rate of *****, until the date they are returned to Vuela.

6.1.6	No escalation shall apply during any period of delay unless such period of delay is caused by any of the causes specified in Clause 6.1.1.

6.2	Patents

6.2.1

IAE shall, subject to the conditions set out in this Clause and as the sole liability of IAE in respect of any claims for infringement of intellectual property rights, indemnify Vuela against any claim that the use of any of the Supplies by Vuela within any country to which at the date of such claim the benefits of Article 27 of the Convention on International Civil Aviation of 7th December 1944 (The Chicago Convention) apply, infringes any patent, design, or model duly granted or registered

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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IAE PROPRIETARY INFORMATION

provided, however, that IAE shall not be liable to Vuela for any consequential damage or any loss of use of the Supplies or of the Aircraft in which the Supplies may be incorporated arising as a result directly or indirectly of any such claim.

6.2.2	Vuela will give prompt notice in writing to IAE of any such claim whereupon IAE shall have the right at its own expense to assume the defense of or to dispose of or to settle such claim in its sole discretion. Vuela will give IAE all reasonable assistance and IAE will reimburse Vuela for its reasonable out-of-pocket expenses for providing such assistance to IAE. In addition, Vuela will not by any voluntary act or omission do knowingly anything which may directly or indirectly materially prejudice IAE in this connection.

6.2.3	IAE shall at its option and own expense either (i) substitute for any allegedly infringing Supplies substantially equivalent non-infringing supplies, (ii) procure for Vuela the right to use any infringing Supplies or (iii) modify any infringing Supplies so they become non-infringing.

6.2.4	The indemnity contained in Clause 6.2.1 above shall not apply to claims for infringement in respect of (i) Supplies manufactured to the specific design instructions of Vuela; (ii) Supplies not of IAE design (but IAE shall in the event of any claim for infringement pass on to Vuela so far as it has the right to do so the benefits of any indemnity given to IAE by the designer, manufacturer or supplier of such Supplies); (iii) the manner or method in which any of the Supplies is installed in the Aircraft; or (iv) any combination of any of the Supplies with any item or items other than Supplies.

6.3	Credit Reimbursement and Right of Setoff.

If Vuela does not take delivery of ***** Firm Aircraft and ***** Firm Spare Engines, IAE shall have the right to adjust the base credits granted on each of such sixteen (16) Firm Aircraft and three (3) Firm Spare Engines acquired by Vuela by the amount of ***** per Firm Aircraft and Firm Spare Engine not purchased by Vuela. Following such adjustment, Vuela will promptly reimburse IAE in an amount equal to (a) the value of the credits actually provided in excess of the adjusted amounts, plus (b) the interest on such excess amounts calculated from the time each respective amount was applied or value received until reimbursement. Interest will be calculated at *****.

IAE shall without prejudice to any of its other rights have the right to set off against the credits that are from time to time made available by IAE under this Contract (either directly to Vuela or via the Aircraft Manufacturer or its affiliates), the amount of any undisputed payment for which Vuela remains in default after any applicable grace period, under (a) this Contract, or (b) any other agreement between IAE and Vuela. For the avoidance of doubt, IAE’s rights under this paragraph are in addition to all other rights and remedies IAE may have available under this Contract or under law, provided, that IAE shall be entitled to recover any payment for which Vuela is in default through the exercise of such rights under this paragraph and/or such other rights or remedies, without duplication.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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6.4	Non-Disclosure and Non-Use

6.4.1	Subject to Clause 6.4.3 below, each party agrees not to disclose to any third party (other than professional advisers of such party who agree to abide in advance by the non-disclosure requirements set forth in this Clause 6.4) any Information which it acquires directly or indirectly from IAE and agrees not to use the same other than for the purpose for which it was disclosed or for purposes of enforcement of this Contract in an arbitration of judicial proceeding, without the written approval of the other party. The expression “Information” in this Clause 6.4.1 includes but is not limited to all oral or written information, know-how, data, reports, drawings and specifications, and all provisions of this Contract.

6.4.2	Each party shall be responsible for the observance of the provisions of Clause 6.4.1 above by its employees and professional advisors.

6.4.3	The provisions of Clause 6.4.1 above shall not apply to information which is or becomes generally known in the aero engine industry nor shall the provisions of Clause 6.4.1 above prevent any necessary disclosure of information to enable Vuela itself to operate, maintain or overhaul Supplies nor to information required to be disclosed by a valid governmental, judicial or regulatory agency order.

6.4.4	Vuela shall be responsible for obtaining any required authorization including any export licenses (other than export licenses for the country of manufacture), import licenses, exchange permits or any other governmental authorizations required in connection with the transactions contemplated under this Contract. IAE shall provide Vuela such information and other assistance as Vuela may reasonably request to permit Vuela to obtain such licenses, permits and authorizations. Vuela shall restrict disclosure of all information and data furnished under this Contract in obtaining such licenses, permits, or authorizations. Vuela shall only ship the Supplies and information and data furnished under this Contract to those destinations permitted under such licenses, permits, or authorizations.

6.4.5	In the event that any of the Information as described in Clause 6.4.1 is required to be disclosed by a party through a valid governmental, judicial or regulatory agency order, the disclosing party agrees to advise the other party of the need for disclosure (in advance of such disclosure when possible) and to limit the disclosure to only those portions of the Information specifically required to be disclosed by such order, and to maintain the confidentiality of as much of the Information as legally possible.

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6.5	Taxes

6.5.1	Subject to Clause 6.5.2 below, IAE shall pay all imposts, duties, fees, taxes and other like charges levied by any governmental taxing authority or agency, in connection with the Supplies prior to their delivery.

6.5.2	All amounts stated to be payable by Vuela pursuant to this Contract exclude any value added tax, sales tax or taxes on turnover. In the event that the supply of goods or services under this Contract is chargeable to any value added tax, sales tax or taxes on turnover such tax will be borne by Vuela. To ensure so far as possible that Vuela is not charged with European Community value added tax (“VAT”), Vuela will within 30 days of signature hereof, inform IAE of its VAT Code (if any) for inclusion on IAE’s invoices. Further, each party agrees to reasonably cooperate with the other to reduce the tax liabilities of the other.

6.5.3	Vuela shall pay all other imposts, duties, fees, taxes and other like charges by whomsoever levied other than (i) taxes on IAE’s gross or net income; (ii) taxes which would not have been imposed but for a connection between IAE and the taxing jurisdiction unrelated to this Contract; and (iii) taxes which would not have been imposed but for the gross negligence of willful misconduct of or a breach of this Contract by IAE.

6.6	Amendment

This Contract shall not be amended in any way other than by written agreement by the parties on or after the date of this Contract, which agreement is expressly stated to amend this Contract.

6.7	Assignment

Except as provided under Clause 5 above, neither party may assign any of its rights or obligations hereunder without the written consent of the other party (except that IAE may assign its rights to receive money hereunder or its rights and obligations, or a portion thereof, to any wholly owned subsidiary of IAE or to any of IAE’s shareholders subject to such subsidiary or shareholders being able to fulfill the obligations being assigned). Any assignment made in violation of this Clause 6.7 shall be null and void.

IAE understands that Vuela may use any of various mechanisms (including sale leasebacks) to finance or acquire the Aircraft or any Spare Engine or any predelivery payments in respect thereof. IAE agrees to reasonably consider Vuela’s timely requests that IAE consent to the assignment of Vuela’s rights or obligations hereunder to facilitate any such financing or acquisition. In respect of the purchase of the Aircraft, IAE agrees that Vuela may assign this Contract with respect to a particular Aircraft to an affiliated special purpose entity or other entity formed for the purpose of facilitating the financing or acquisition of the Aircraft.

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IAE PROPRIETARY INFORMATION

IAE also understands that Vuela is not an operator of equipment and that Vuela’s Affiliates will be the ultimate users of the Aircraft and the Supplies. Furthermore, such Affiliates may be the purchasers of Supplies. Vuela may make an assignment to such Affiliates of the relevant portions of the Contract (including the relevant portions of Clauses 1, 3, 4 and 6) relating to the purchase of Supplies, subject to such subsidiary or shareholders being able to fulfill the obligations being assigned.

For purposes of this Clause 6.7, “Affiliates” shall mean any subsidiaries or other affiliates that are either wholly-owned or otherwise controlled by Vuela or its shareholders.

6.8	Exhibits

In the event of any unresolved conflict or discrepancy between the Exhibits (which are hereby expressly made a part of this Contract) and Clauses of this Contract then the Clauses shall prevail.

6.9	Headings

The Clause headings and the Index do not form a part of this Contract and shall not govern or affect the interpretation of this Contract.

6.10	Governing Law and Forum

This Contract shall be subject to and interpreted and construed in accordance with the laws of the State of New York, United States of America (excluding its conflicts of law provisions). The parties agree to exclude the application of the United Nations Convention on Contracts for the International Sale of Goods (1980). Any suit, action or proceeding against any of the Parties hereto with respect to this Contract and any judgment entered by any court in respect thereof may be brought in the Supreme Court of the State of New York, New York County, or in the United States District Court for the State of New York, as each party hereto in its sole discretion may elect, and each party hereto hereby submits to the non-exclusive jurisdiction of such New York courts for the purpose of any such suit, action or proceeding.

6.11	Notices

Any notice to be served pursuant to this Contract shall be in the English language and is to be sent by certified mail, recognized international carrier or facsimile (with confirmation copy by any of the other means) to:

In the case of IAE:

IAE International Aero Engines AG

IAE Building

400 Main Street, M/S 121-10,

East Hartford, Connecticut 06108, United States of America

Facsimile No. 860-565-5220

Clause 6 – Miscellaneous	Page 25 of 111

IAE PROPRIETARY INFORMATION

Attention: Chief Legal Officer and Company Secretary

In the case of Vuela:

Vuela

Av. Prolongacion Reforma # 490,

Primer Piso,

Colonia Lomas Santa Fe,

Delegacion Alvaro Obregon

Mexico,

Distrito Federal

C.P 01210

Facsimile No. 52 55 5261 6460

Attention: Chief Financial Officer

or in each case to such other place of business as may be notified from time to time by the receiving party.

6.12	Exclusion of Other Provisions and Previous Understandings

6.12.1	This Contract contains the only provisions governing the sale and purchase of the Supplies and shall apply to the exclusion of any other provisions on or attached to or otherwise forming part of any order form of Vuela, or any acknowledgment or acceptance by IAE, or of any other document which may be issued by either party relating to the sale and purchase of the Supplies.

6.12.2	The parties agree that neither of them have placed any reliance whatsoever on any representations, agreements, statements or understandings made prior to the signature of this Contract, whether orally or in writing, relating to the Supplies, other than those expressly incorporated in this Contract, which has been negotiated on the basis that its provisions represent their entire agreement relating to the Supplies and shall supersede all such representations, agreements, statements and understandings.

6.13	Conditions Precedent

During the term of this Contract, the obligations of IAE to provide, or cause to be provided Supplies or any other benefits to Vuela pursuant to the terms hereof, shall be subject to the non-existence of any of the following events on the date when such Supplies or benefits become due, and should any such event then exist IAE shall be under no obligation to provide, or cause to be provided any Supplies or any other benefits to Vuela:

6.13.1	A continuing event of default (taking into account any applicable grace period) by Vuela in (a) ***** or more due under this Contract (including any exhibits and letter agreements thereto), after giving effect to any credits owing to Vuela hereunder, or (b) the payment of any scheduled amount of principal, interest, lease rental or other similar payment of *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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***** or more under any financing agreement between IAE and Vuela for an Aircraft; or

6.13.2	Any event that is an IAE Termination Event (as defined below) or would be an IAE Termination Event, but for lapse of time, shall have occurred and be continuing.

6.14	Termination Events

IAE shall have the option, at its sole discretion, to terminate this Contract upon the occurrence of any of the following events (“IAE Termination Events”):

6.14.1	Vuela commences any case, proceeding or other action with respect to Vuela or its property in any jurisdiction relating to bankruptcy, insolvency, reorganization, dissolution, liquidation, winding-up, or relief from, or with respect to, or readjustment of, debts or obligations; or

6.14.2	Vuela seeks the appointment of a receiver, trustee, custodian or other similar official for Vuela for all or substantially all of its assets, or Vuela makes a general assignment for the benefit of its creditors; or

6.14.3	Vuela otherwise becomes the object of any case, proceeding or action of the type referred to in the preceding clauses 6.14.1 or 6.14.2 which remains unstayed, undismissed or undischarged for a period of sixty (60) days; or

6.14.4	An action is commenced against Vuela seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which remains unstayed, undismissed or undischarged for a period of sixty (60) days;

6.14.5	A continuing event of default (taking into account any applicable grace period) by Vuela on any payment of principal or interest on any indebtedness under any IAE financing agreement with Vuela for the Aircraft, or in the payment of any guarantee obligation or similar obligation in connection therewith, provided that IAE (or its affiliate or assignee, as the case may be), shall have declared such agreement to be in default (to the extent required thereunder), accelerated the maturity of Vuela’s indebtedness thereunder and commenced the exercise of remedies as a result thereof; or

6.14.6	Vuela shall be in material default (taking into account any grace period) of any of its other obligations under the Contract.

In the event of the occurrence of an IAE Termination Event, Vuela shall be deemed to be in material breach of this Contract, and IAE shall at its option have the right by written notice, effective immediately, to terminate this Contract; provided that, no such notice need be delivered, and this Contract shall automatically terminate upon the occurrence of an IAE Termination Event specified in Clause 6.14.1, 6.14.2, or 6.14.3.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Vuela shall have the option, at its sole discretion, to terminate this Contract upon the occurrence of any of the following events (“Vuela Termination Events”):

6.14.7	IAE commences any case, proceeding or other action with respect to IAE or its property in any jurisdiction relating to bankruptcy, insolvency, reorganization, dissolution, liquidation, winding-up, or relief from, or with respect to, or readjustment of, debts or obligations; or

6.14.8	IAE seeks the appointment of a receiver, trustee, custodian or other similar official for IAE for all or substantially all of its assets, or IAE makes a general assignment for the benefit of its creditors; or

6.14.9	IAE otherwise becomes the object of any case, proceeding or action of the type referred to in the preceding clauses (i) or (ii) which remains unstayed, undismissed or undischarged for a period of sixty (60) days; or

6.14.10	An action is commenced against IAE seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which remains unstayed, undismissed or undischarged for a period of sixty (60) days; or

6.14.11	IAE shall be in material default (taking into account any grace period) on any of its obligations under this Contract or any IAE financing agreement.

In the event of the occurrence of a Vuela Termination Event, IAE shall be deemed to be in material breach of this Contract, and Vuela shall at its option have the right by written notice, effective immediately, to terminate this Contract; provided that, no such notice need be delivered, and this Contract shall automatically terminate upon the occurrence of a Vuela Termination Event specified in Clause 6.14.7, 6.14.8, or 6.14.9.

Except as may be otherwise agreed in this Contract, in no event shall either party be liable to the other party for special, incidental or consequential damages under this Contract

6.15	Effect of Termination

Upon any expiration or termination of this Contract, the rights and obligations of the parties under this Contract will terminate. Notwithstanding anything herein to the contrary, all liabilities and obligations that have accrued prior to termination or expiration (including any payment, warranty and service policy obligations) will survive, and upon any termination of this Contract by Vuela pursuant to Clause 6.14.11 IAE shall promptly refund to Vuela any deposits made in respect of the purchase price of any items of the Supplies not yet delivered, together with interest from the date such deposits were received by IAE, calculated at the rate of *****, until the date they are returned to Vuela. Notwithstanding the foregoing and for the avoidance of doubt, upon termination, IAE shall have no obligation to deliver goods not yet delivered.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 6 – Miscellaneous	Page 28 of 111

IAE PROPRIETARY INFORMATION

6.16	No Construction Against Drafter

This Contract has been the subject of negotiation between the parties. If an ambiguity or question of intent arises with respect to any provision of this Contract, this Contract will be construed as if drafted jointly by IAE and Vuela and no presumption or burden of proof will arise favoring or disfavoring either party by virtue of authorship of any of the provisions of this Contract.

IN WITNESS WHEREOF the parties hereto have caused this Contract to be signed on their behalf by the hands of their authorized officers the day and year first before written:

For	For
IAE International Aero Engines AG	Controladora Vuela Compañía de Aviación
S.A. de C.V.

Name	Name

Printed Name	Printed Name

Title	Title

Clause 6 – Miscellaneous	Page 29 of 111

Exhibit A

Contract Specifications

Exhibit A-1

V2524-A5 Turbofan Engine Model Specification

FAA Commercial Type Certificate E40NE	Model V2524 – A5
Spec. No. IAE S24A5/2

SEA LEVEL STATIC RATINGS

(See General Notes)

Net Thrust lb
Take-off Rating (5 min)	24,480
Equivalent take-off thrust at 0.2 Mn	24,760
Maximum Continuous Rating	19,200

DESCRIPTION

Type - Dual rotor, axial flow, high bypass turbofan, single-stage fan, four-stage low compressor, ten-stage high pressure compressor, annular combustor, two-stage high pressure turbine, five-stage low pressure turbine.

Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

FUEL AND OIL

Fuel - Specification:	MIL-T-5624, MIL-T-83133 or ASTM-D-1655
Oil - Specification:	MIL-L-23699 Type II
Oil Consumption:	Maximum (as measured over a 10-hour period) 0.15 U.S. gal/hr

STANDARD EQUIPMENT

(Included in Engine Price)

FUEL SYSTEM AND CONTROL SYSTEM COMPRISING:

LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Probe, Relay Box, Electronic Engine Control, Dedicated Generator, P4.9 Sensors and Manifold, Woodward Governor Company Fuel Metering Unit, Fuel Supply Pipe.

IGNITION SYSTEM COMPRISING:

Ignition Exciter, Igniter Plug, Ignition Lead (2 each).

AIR SYSTEM COMPRISING:

No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator, LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids.

ENGINE INDICATING SYSTEM COMPRISING:

Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box.

OIL SYSTEM COMPRISING:

Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, No. 4 Bearing Scavenge Pressure Transducer, IDG Fuel Cooled Oil Cooler.

MISCELLANEOUS:

Electrical EEC Harnesses - Fan and Core, Nose Spinner, PART - Drains, If Intertwined With Engine parts, Airframe Accessory Mounting Pads and Drives, PART - Brackets on Working Flanges for attachment of Aircraft Equipment and EBU, PART - IDG Piping, where Intertwined with Engine Parts.

ADDITIONAL EQUIPMENT

Available at Increased Price

Engine Storage Bag

Engine Transportation Stand

Enhanced Engine Condition Monitoring Instrumentation

Items of ADDITIONAL EQUIPMENT should be ordered at the time of engine procurement in order to assure availability of this equipment at the time of engine shipment.

GENERAL NOTES

The specified Sea Level Static Ratings are ideal and are based on U.S. Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

Take-off rating is the maximum thrust certified for take-off operation. Take-off thrust is available at and below ISA + 40oC (72oF) ambient temperatures.

Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA + 10oC (18oF) ambient temperature.

Maximum Climb Rating is the maximum thrust approved for normal climb operation.

Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

Exhibit A-2

V2527M-A5 Turbofan Engine Model Specification

FAA Commercial Type Certificate E40NE	Model V2527M - A5
Spec. No. IAE 27MA5/2

SEA LEVEL STATIC RATINGS

(See General Notes)

Net Thrust lb
Take-off Rating (5 min)	24,800
Equivalent take-off thrust at 0.2 Mn	26,570
Maximum Continuous Rating	22,240

DESCRIPTION

Type - Dual rotor, axial flow, high bypass turbofan, single-stage fan, four-stage low compressor, ten-stage high pressure compressor, annular combustor, two-stage high pressure turbine, five-stage low pressure turbine.

Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

FUEL AND OIL

Fuel - Specification:	MIL-T-5624, MIL-T-83133 or ASTM-D-1655
Oil - Specification:	MIL-L-23699 Type II
Oil Consumption:	Maximum (as measured over a 10-hour period) 0.15 U.S. gal/hr

STANDARD EQUIPMENT

(Included in Engine Price)

FUEL SYSTEM AND CONTROL SYSTEM COMPRISING:

LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Probe, Relay Box, Electronic Engine Control, Dedicated Generator, P4.9 Sensors and Manifold, Woodward Governor Company Fuel Metering Unit, Fuel Supply Pipe.

IGNITION SYSTEM COMPRISING:

Ignition Exciter, Igniter Plug, Ignition Lead (2 each).

AIR SYSTEM COMPRISING:

No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator, LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids.

ENGINE INDICATING SYSTEM COMPRISING:

Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box.

OIL SYSTEM COMPRISING:

Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, No. 4 Bearing Scavenge Pressure Transducer, IDG Fuel Cooled Oil Cooler.

MISCELLANEOUS:

Electrical EEC Harnesses - Fan and Core, Nose Spinner, PART - Drains, If Intertwined With Engine parts, Airframe Accessory Mounting Pads and Drives, PART - Brackets on Working Flanges for attachment of Aircraft Equipment and EBU, PART - IDG Piping, where Intertwined with Engine Parts.

ADDITIONAL EQUIPMENT

Available at Increased Price

Engine Storage Bag

Engine Transportation Stand

Enhanced Engine Condition Monitoring Instrumentation

Items of ADDITIONAL EQUIPMENT should be ordered at the time of engine procurement in order to assure availability of this equipment at the time of engine shipment.

GENERAL NOTES

The specified Sea Level Static Ratings are ideal and are based on U.S. Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

Take-off rating is the maximum thrust certified for take-off operation. Take-off thrust is available at and below ISA + 31oC (56oF) ambient temperatures.

Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA + 10oC (18oF) ambient temperature.

Maximum Climb Rating is the maximum thrust approved for normal climb operation.

Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

Exhibit B

Schedules

Exhibit B-1

Aircraft Delivery Schedule

*****

*	pending change to April 2008 subject to Airbus confirmation.

**	pending change to November 2008 subject to Airbus confirmation.

With respect to options to purchase up to twenty (20) Option Aircraft and up to twenty (20) Rolling Option Aircraft, no dates are specified for delivery of these Option Aircraft or Rolling Option Aircraft. Delivery dates for these Aircraft will be determined at the time options are exercised by Vuela.

The above delivery schedule is subject to modification in accordance with Section 6 of Side Letter No. 1 to this Contract. The parties agree that should the actual delivery dates differ from those set forth in the above delivery schedule due to delays caused by parties other than Vuela, the parties shall amend the delivery schedule as appropriate.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B-2

Purchased Items, Price, Escalation Formula, and Delivery

Purchased Items

*****

Base Prices (January 2004 US$)

A319 Models	Base Price
V2527M-A5	US*****
V2524-A5	US*****
V2522-A5	US*****

A320 Models	Base Price
V2527E-A5	US*****
V2527-A5	US*****

A321 Models	Base Price
V2533-A5	US*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Escalation Formula

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhbit C

Product Support Plan

PRODUCT SUPPORT

FOR THE

V2500 ENGINE

IAE INTERNATIONAL AERO ENGINES AG

Issue No. 7

TABLE OF CONTENTS

1.0 INTRODUCTION		39

2.0 CUSTOMER SUPPORT		39

2.1	CUSTOMER SUPPORT MANAGER	39
2.2	CUSTOMER SUPPORT REPRESENTATIVES	40
2.3	CUSTOMER TRAINING:	41
2.4	ENGINE MAINTENANCE MANAGEMENT	42
2.5	SPECIAL PROGRAMS	43

3.0 BUSINESS SUPPORT		43

3.1	ENGINE WARRANTY SERVICES	44
3.2	MAINTENANCE CENTER SUPPORT	44
3.3	MAINTENANCE FACILITIES PLANNING SERVICE	45
3.4	ENGINE RELIABILITY AND ECONOMIC FORECASTS	45
3.5	LOGISTICS SUPPORT STUDIES	45
3.6	LEASE ENGINE PROGRAM	46

4.0 TECHNICAL SERVICES		46

4.1	TECHNICAL SERVICES	46
4.2	POWERPLANT MAINTENANCE	48
4.3	CUSTOMER PERFORMANCE	48
4.4	DIAGNOSTIC SYSTEMS	49
4.5	HUMAN FACTORS	50
4.6	FLIGHT OPERATIONS	50
4.7	REPAIR SERVICES	51
4.8	TOOLING AND SUPPORT EQUIPMENT SERVICES	52
4.9	TECHNICAL PUBLICATIONS	53

5.0 SPARE PARTS		56

5.1	SPARE PARTS SUPPORT	56

1.0	INTRODUCTION

IAE International Aero Engines AG (IAE) will make the following support personnel and services available to the V2500 engine customer: Flight Operations, Customer Performance, Customer Support Representatives, Customer Maintenance Support, Technical Services, Powerplant Maintenance, Service Data Analysis, Human Factors, Repair Services, Warranty Administration, Maintenance Facilities Planning, Tooling and Support Equipment Services, Product Support Technical Publications, Customer Training, Spare Parts Support and Maintenance Center Support. In general, these services are provided at no charge to V2500 customers, however, some specific customized services as noted in the descriptions below, may be purchased from IAE.

To make these support services readily available to you, our customer, in the most efficient manner, the Customer Support Group has been established and assigned primary responsibility within IAE for customer liaison. A Customer Support Manager is assigned to maintain direct liaison with each individual Customer. A description of the various product support services available to each customer follows.

IAE reserves the right to withdraw or modify the services described herein at any time at its sole discretion. No such withdrawal or modification shall diminish the level of services and support which the Customer may be entitled to receive with respect to V2500 engines for which an acceptable order has been placed with IAE or with respect to aircraft with installed V2500 engines for which a firm and unconditional order has been placed with the aircraft manufacturer, prior to the announcement of any such withdrawal or modification.

2.0	CUSTOMER SUPPORT

2.1	CUSTOMER SUPPORT MANAGER

The Customer Support Manager provides a direct liaison between the airline customer’s Engineering, Maintenance, Operations, Logistics, Commercial and Financial organizations and the corresponding functions within IAE. The Customer Support Manager assigned to each airline is responsible for coordinating and monitoring the effort of the Product Support Department functional organization to achieve timely and responsive support for the airline.

The Customer Support Manager provides the following specific services to the airline customer:

•	Readiness Program and planning prior to EIS

•	Technical recommendations and information.

•	Engine Maintenance Management Plans

•	Refurbishment, Modification and Conversion program planning assistance.

•	Coordination of customer repair, maintenance and logistics requirements with the appropriate Product Support functional groups.

•	Assist with critical engine warranty/service policy claims.

The Customer Support Manager will represent the airline customer in IAE internal discussions to ensure that the best interests of the customer and IAE are considered when making recommendations to initiate a program, implement a change or improvement in the V2500 engine.

2.2	CUSTOMER SUPPORT REPRESENTATIVES

IAE Customer Support Representatives provide the following services to the airline customer:

•	24 Hour Support

•	Maintenance Action Recommendations

•	Daily Reporting on Engine Technical Situations

•	On-The-Job Training

•	Service Policy Preparation Assistance

•	Prompt Communication with IAE

2.2.1	Engine Maintenance Support Service:

Customer Support Representatives assist airline customer personnel in the necessary preparation for engine operation and maintenance. The Representative, teamed with a Customer Support Manager will work closely with the airplane manufacturer’s support team particularly during the initial period of aircraft operation. Representatives are in frequent contact with the IAE offices on technical matters. Information and guidance received from the home office is transmitted promptly to the airline which allows the airline to share in all related industry experience.

The practice permits immediate use of the most effective procedures and avoidance of unsuccessful techniques. The IAE office contact ensures that IAE Representatives know, in detail, the latest and most effective engine maintenance procedures and equipment being used for maintenance and overhaul of V2500 engines. They offer technical information and recommendations to airline personnel on all aspects of maintenance, repair, assembly, balancing, testing, and spare parts support of IAE.

2.2.2	On The Job Training:

Customer Support Representatives will conduct on-the-job training for the airline’s maintenance personnel. This training continues until the maintenance personnel have achieved the necessary level of proficiency. Training of new maintenance personnel will be conducted on a continuing basis.

2.2.3	Service Policy Administration:

Customer Support Representatives will provide administrative and technical assistance in the application of the IAE Engine and Parts Service Policy to ensure expeditious and accurate processing of airline customer claims.

2.3	CUSTOMER TRAINING:

2.3.1	IAE Customer Training offers airline customers the following support:

•	Technical Training at Purpose Built Facilities

•	On-site Technical Training

•	Technical Training Consulting Service

•	Training Aids and Materials

2.3.2	Training Program:

The IAE Customer Training Center has an experienced full-time training staff which conducts formal training programs in English for airline customers’ maintenance, training and engineering personnel. The standard training programs are designed to prepare customer personnel, prior to the delivery of the first aircraft, to operate and maintain the installed engines. Standard courses in engine operation, line maintenance, modular maintenance, performance and trouble-shooting are also available throughout the production life of the engine. The courses utilize the latest teaching technology, training aids and student handouts. IAE Customer Support will coordinate the scheduling of specific courses as required. Training at the Customer Training Center is provided to a limit of fifty (50) man-days per aircraft. The following is the curriculum of standard courses available. On-site technical training, technical training consulting services and customized courses may be provided upon customer request and subject to separate contractual arrangements.

2.3.3	General V2500 Familiarization:

This two day course is designed for experienced gas turbine personnel who will be responsible for planning, provisioning and maintenance of the V2500 engine. This course is also designed to appropriately familiarize key staff, supervisory and operations planning personnel and flight crews. Discussions are concentrated in the following subject areas:

•	Engine construction features internal and external hardware.

•	Engine systems operation, major components accessibility for removal/replacement.

•	Operational procedures

•	Performance characteristics

•	Maintenance concepts, repair and replacement requirements and special tooling.

The course is normally conducted in preparation for fleet introductory discussions in the provisioning of spares and tooling, training and line maintenance areas to acquaint the customer with the engine, its systems, operations and procedures.

2.3.4	Line Maintenance and Troubleshooting:

This course is designed for key line maintenance and troubleshooting personnel who have not received previous formal training on the V2500 engine. The classroom phases provide the student with the information essential for timely completion of line maintenance activities and the procedures for effective troubleshooting and correction of malfunctions in the V2500 engine systems and the engine/airframe interfaces. Classroom and shop training are provided for in the following areas:

•	Engine Description

•	Systems Operation

•	Applied Performance

•	Ground Operations

•	Troubleshooting Procedures

•	Practical Phase Line Maintenance Tasks

Additional courses are available in Borescope utilization and Engine Conditioning Monitoring (ECM)

2.3.5	V2500 Familiarization and Modular Maintenance:

Provides experienced heavy maintenance personnel with engine modular disassembly and assembly training. The training is concentrated in the following subject areas:

•	Engine Description Overview

•	Engine Systems Overview

•	Heavy Maintenance Tasks *

•	Course duration and “hands-on” coverage are contingent on the availability of an engine and required tooling.

2.4	ENGINE MAINTENANCE MANAGEMENT

Planning documents, tailored for individual operators, are developed to serve as Engine Maintenance Management Program criteria and should reflect the FAA requirements under which Vuela will operate. These are directed toward the objective of ensuring cost-effective operation with acceptable post-repair test performance, providing engine reliability to achieve maximum time between shop visits, and minimizing the adverse effects to operation of inflight shutdowns and delays/cancellations. Through the institution of specific maintenance recommendations, proper engine performance, durability, and hot section parts lives can be achieved.

2.4.1	Operations Monitoring:

The following information is available to the airline customer from the IAE Product Information Process (IP) [2] Group:

2.4.2	Operation Experience Reports:

IAE maintains a V2500 data base from which selected engine operations and reliability summary reports will be developed and made available on a scheduled basis to each airline customer. Data reported by IAE Customer Support Representatives serve as input to this data base. This computerized data maintenance and retrieval system will permit:

•	A pooling and exchange of service experience for the benefit of the entire airline industry.

•	A common statistical base.

•	The selective querying of computer data files for answers to customer inquiries.

In addition to providing operations, reliability and VIS reports, SDS serves in-house programs directed at improving engine design and enhancing overall customer support, including spare parts provisioning and warranty administration.

2.5	SPECIAL PROGRAMS

2.5.1	Engine Hardware Retrofit:

Engine Retrofits are carried out to provide modification of engine hardware configuration when required on delivered engines. This involves assisting in the marshaling of hardware, special tools, manpower and the scheduling of engine and material to modification sites.

2.5.2	Controlled Service Use Programs and Material:

IAE shall assume responsibility for the planning, sourcing, scheduling and delivery of Controlled Service Use material, warranty replacement material, service campaign material and program support material subject to the terms of special contracts with customers.

Urgent customer shipments, both inbound and outbound, are monitored, traced, routed and expedited as required. The receipt and movement of customer owned material returned to IAE is carefully controlled, thus assuring an accurate accounting at all times.

3.0	BUSINESS SUPPORT

The Business Support Group is dedicated to providing prompt and accurate assistance to you, our V2500 airline customer. This Group provides the following categories of assistance and support to the V2500 airline customer:

•	Engine Warranty Services

•	Maintenance Support

•	Lease Engine Program

•	Engine Reliability and Economic Forecasts

•	Logistic Support Studies

3.1	ENGINE WARRANTY SERVICES

Engine Warranty Services will provide the following support for the V2500 engine airline customer:

•	Prompt administration of claims concerning Engine Warranty, Service Policy, other support programs and Guarantee Plans.

•	Investigation of part condition and part failure.

•	Material provisioning administration for Controlled Service Use programs and other material support.

3.1.1	Prompt Administration:

Each airline customer is assigned a Warranty Analyst whose job is to provide individual attention and obtain prompt and effective settlements of Warranty and Service Policy claims. A typical claim properly submitted is generally settled, including issuance of applicable credit memo, within thirty (30) days. Experience generated by much of the data derived from such claims often enables IAE to monitor trends in operating experience and to address and often eliminate potential problems.

3.1.2	Investigation and Reports:

Parts returned to IAE pursuant to the terms of the Service Policy are investigated in appropriate detail to analyze and evaluate part condition and cause of part failure. A report of findings is prepared and forwarded to the airline customer and to all IAE departments involved. In the case of vendor parts, the vendor is promptly informed. Where relevant, reports will include recommendations to preclude repetition of the problem.

3.2	MAINTENANCE CENTER SUPPORT

IAE has arranged for the establishment of Maintenance Centers which are available to accomplish repairs, modifications and conversions, as well as the complete overhaul of the V2500 engine subject to IAE’s standard terms and conditions for such work.

Through the use of the IAE established Maintenance Centers and their capabilities, an operator can minimize or eliminate the need for investment in engine support areas depending on the level of maintenance he elects the Maintenance Center to perform. Savings in specific engine support areas, such as spare parts inventory, maintenance and test tooling, support equipment and test facilities, can be demonstrated. Use of Maintenance Centers can also minimize the need for off-wing maintenance and test personnel with their associated overhead.

3.3	MAINTENANCE FACILITIES PLANNING SERVICE

Maintenance Facilities Planning Service offers the following support to IAE customer:

•	General Maintenance Facility Planning Publications

•	Customized Facility Plans

•	Maintenance Facility and Test Cell Planning Consultation Services

Maintenance Facilities Planning Service provides general and customized facility planning data and consultation services. Facility Planning Manuals for the V2500 engine will present the maintenance tasks, facility equipment and typical department floor plans showing arrangement of equipment required to accomplish the tasks for all levels of maintenance. The Facility Equipment Manual is a catalog of standard facility equipment such as lathes, process tanks, hoists, cranes, etc., which is suitable for use in the maintenance and testing of IAE engines.

Customized facility planning services and consulting services are offered subject to separate contractual arrangements. Customized facility plans are developed to meet the requirements of customers’ specific fleet sizes, activities and growth plans. The plans identify floor space, facility equipment, utilities and manpower requirements. On-site surveys are conducted as a part of customized plan development to determine the adaptability of existing facilities and equipment for the desired maintenance program. These plans provide floor plan layouts to show recommended locations for work stations, major equipment, marshaling and storage areas, workflow patterns, and structural and utility requirements to accommodate all the engine models that are maintained in the customer’s shop. The Maintenance Facilities Planning Service also provides consultant services which are specifically related to the development of engine test cells, and the adaptation of existing maintenance facilities to accommodate expanding production requirements and/or new or additional IAE models.

3.4	ENGINE RELIABILITY AND ECONOMIC FORECASTS

Engine reliability and economic forecasts in the forms of predicted shop visit rates and maintenance costs can be provided to reflect the airline customers’ operating characteristics. Additionally, various analyses can be conducted to establish life probability profiles of critical engine parts, and to determine optimum part configuration and engine operating procedures.

3.5	LOGISTICS SUPPORT STUDIES

As required, logistics studies are conducted to assist in the planning of engine operational support. Such studies may include spare engine and spare module requirements forecasts, level of maintenance analyses, engine type economic evaluations and life cycle cost estimates.

3.6	LEASE ENGINE PROGRAM

An engine lease program will be made available to V2500 Airline Customers subject to IAE’s standard terms and conditions of lease. Pool spares will be stationed at selected locations to assure emergency protection against aircraft-on-ground (AOG) situations or to provide supplemental support during “zero spares” conditions. Lease engines offered to Vuela will be of a configuration and certification standard acceptable to Vuela. Availability will be subject to prior demand; however, the program logistics will be continually reviewed to assure the most effective deployment of available pool engines.

4.0	TECHNICAL SERVICES

4.1	TECHNICAL SERVICES

The Technical Services Group provides the following categories of technical support to the airline customer:

•	Technical Services

•	Powerplant Maintenance

•	Customer Performance

•	Diagnostic Systems

•	Human Factors

•	Flight Operations

•	Repair Services

•	Tooling and Support Equipment Services

•	Technical Publications

Technical Services is responsible for the overall technical support to the customers. The following services are provided:

•	Technical Problem Identification/Corrective Action Implementation

•	Technical Communication

•	Engine Conversion Program Definition and Management

•	Engine Upgrade and Commonality Studies

•	Engine Incident Investigation Assistance

Technical information supplied through IAE Customer Support Representatives, Customer Support Managers, customer correspondence and direct meetings with airlines’ representatives permits assessment of the factors involved in technical problems and their impact on engine reliability and operating costs. Resolution of these problems is coordinated with responsible groups within IAE and the necessary corrective action is defined. In certain situations the corrective action involves the establishment of Service Evaluation programs for proposed modifications, and the establishment of warranty assistance programs in conjunction with the IAE Warranty Administration Group. Technical Services will assist customers in the implementation of recommended corrective action and improvements principally through official IAE technical communications, and direct customer contact.

4.1.1	Technical Communications:

Technical Services is responsible for the release of technical communications. Primary communication modes involves release of limits and procedures through engine and maintenance manual revisions and the requirements associated with engine upgrade and/or conversion, durability and performance improvements, and problem resolution through Service Bulletins is provided by All Operator Letters and/or wires or direct technical written response to individual customer inquiries.

4.1.2	Engine Conversion Programs:

Technical Services defines minimum configuration levels for conversion of service engine models. They serve to assist the customer with the implementation of conversion programs into existing fleets by providing preliminary planning cost estimates and technical planning information regarding tooling, material and instructional requirements. Conversion programs are monitored for problem areas and Technical Services initiates and implements corrective action as may be necessary.

4.1.3	Engine Incident Investigation Assistance:

Assistance is provided to an airline in conducting engine incident investigations in responding to the requirements of the appropriate Airworthiness authority.

4.1.4	Line Maintenance and Troubleshooting:

Line Maintenance and Troubleshooting Seminars can be conducted at the IAE Training Center with the objective of improving line maintenance effectiveness fleetwide. Specialized training on V2500 line maintenance and troubleshooting can be provided through on-site workshops by special contractual arrangement.

Troubleshooting support is provided primarily through powerplant troubleshooting procedures which are published in IAE and airframe manufacturer’s manuals. When an airline encounters an engine problem and corrective action taken has not been effective, more direct support in troubleshooting and maintenance can also be provided to the customer’s line maintenance personnel. Instructions on V2500 powerplant troubleshooting and maintenance can also be provided to customer’s line maintenance personnel.

4.1.5	Airline Shop Maintenance:

Reviews of shop practices and procedures of individual airlines can be conducted to determine the most efficient and cost-effective methods for maintenance and repair of the V2500 in the environment in which the airline must maintain that engine.

4.2	POWERPLANT MAINTENANCE

Powerplant Maintenance covers responsibility for maximizing engine maintainability, establishing maintenance concepts and requirements and providing maintenance support plant for IAE. This group provided the following services:

•	Definition of Maintenance Tasks and Resource Requirements

•	Planning Guides

Powerplant Maintenance conducts design reviews and comprehensive maintenance analysis of new engine designs and engine design changes to maximize engine maintainability consistent with performance, reliability, durability and life cycle cost considerations. Maintenance concepts, requirements and tasks are established to minimize maintenance costs. This group represents the customer’s maintainability interests in internal IAE operations and upon request will assist the customer in resolving specific maintenance task problems.

4.2.1	Progressive Maintenance Planning:

Powerplant Maintenance also provides Planning Guides based upon Maintenance Task Analysis. The guides present engine maintenance requirements, their subordinate tasks and the required resources to accomplish on-aircraft engine maintenance and the off-aircraft repair of engines by modular section/build group replacement. Maintenance requirements are also presented for the refurbishment of modular section/build group by parts replacement, the complete repair of parts, the refurbishment of accessory components and for engine testing. The data in the Planning Guides is presented in a manner that is primarily intended to assist new operators by providing a phased introduction of new engines into their shops and to capitalize on the design maintainability features for the engine when they are developing their maintenance plans.

Powerplant Maintenance Engineering will assist new operators in planning a gradual, technically feasible, and economically acceptable expansion from line maintenance of installed engines through the complete repair of parts and accessory components.

4.3	CUSTOMER PERFORMANCE

Customer Performance provides for the following types of technical assistance to the airline customer:

•	Engine Performance Analysis Computer Programs for Test Cell Use

•	Test Cell Correlation Analysis and Correction Factors

•	Engine Stability Procedures and Problem Analysis

Although much of the above support is provided in the form of procedures, data and recommendations in various publications, the group also answers inquiries of a performance nature which are forwarded to IAE by individual customers.

ENGINE PERFORMANCE ANALYSIS

Technical support is provided in a number of areas related to operational suitability including the development of the test requirements and performance limits for the Adjustment and Test Section of the Engine Manual. Computer programs that will assist the operator in analyzing engine performance using test cell data can be provided subject to IAE then current standard license fees and Terms and Conditions.

4.3.1	Test Cell Correlation:

Technical assistance is provided to the customer for developing appropriate corrections to be used for specific test configurations at customer owned test cell facilities. Reports are provided presenting correlation analyses and IAE recommended test cell corrections which permit comparison of the performance of customer tested engines with the respective Engine Manual limits and guarantee plan requirements.

4.3.2	Engine Stability:

Technical support is provided to ensure that engine stability and starting reliability are maintained. Service evaluation programs for proposed improvements are initiated and monitored to determine their effectiveness. In addition, problems relating to engine control systems which impact engine stability and performance are analyzed.

4.4	DIAGNOSTIC SYSTEMS

Diagnostic Systems is responsible for the technical support of customer acquisition of inflight engine data and the assessment of engine performance through the use of that data. Diagnostic Systems personnel provide the following services:

•	Guidance to help customers define their engine monitoring system requirements.

•	Development of hardware specifications and computer programs (by separate contractual arrangement) to satisfy engine diagnostic requirements.

•	Coordination of all IAE airborne diagnostic support activity.

4.4.1	Guidance In Defining Engine Monitoring systems Requirements:

Diagnostic Systems can provide consultation services to assist the customer in defining his engine condition and performance monitoring requirements and in selection of appropriate hardware and software systems to meet those requirements and options between the customer, airframe manufacturer, and Airborne Integrated Data System (AIDS) manufacturer.

4.4.2	Development and Coordination

Diagnostic Systems personnel can develop hardware specification and make computer software available to accomplish Engine Condition Monitoring (ECM) and performance analysis of engine modules using AIDS data. Engine condition monitoring procedures, of both the manual and computerized variety can also be developed and provided in support of the customer’s selected method of engine condition monitoring. Computer software will be provided to the customer subject to IAE’s then current standard license fees and Terms and Conditions.

Diagnostic Systems personnel also coordinate activities of cognizant functional groups at IAE to provide engine related information to the customer, airframe manufacturer, and AIDS equipment vendor during the planning, installation, and operation of AIDS.

4.5	HUMAN FACTORS

Human Factors supplies data on task time and skill requirements necessary for accomplishing maintenance procedures.

Task data provided includes estimates of the man-hours, elapsed time and job skills necessary to accomplish maintenance tasks as described in IAE’s Manual and Service Bulletins. Data is supplied for “on” and “off” aircraft maintenance tasks up to modular disassembly/assembly. Additional selected task data can be supplied on disassembly/assembly to the piece part level and on parts repair. In addition, the group can help solve problems related to skill requirements, body dimensions, or excessive man-hours encountered in accomplishing maintenance tasks.

4.6	FLIGHT OPERATIONS

Flight Operations provides the airline customer with the following technical assistance concerning installed engine operations:

•	Introduction of new equipment

•	Problem resolution and assistance with in-service equipment

•	Contractual commitment and development program support

•	Publication of engine operations literature and performance aids

4.6.1	New Equipment:

In accordance with customer needs, Flight Operations can provide on-site assistance in the training of operations personnel and help in solving engine operational problems that might arise during the initial commercial service period. Such assistance can include participation in initial delivery flights, engine operational reviews, and flight crew training activity.

4.6.2	Problem Resolution - In-Service Equipment:

In accordance with a mutually agreed upon plan, Flight Operations can perform cockpit observations to identify or resolve engine operating problems and to assess installed engine performance.

4.6.3	Contractual Support and Development Programs:

As required, Flight Operations can assist in evaluating installed engine performance relative to contractual commitments and engine improvements which have an impact on engine operations.

4.6.4	Publication Support:

Flight Operations is responsible for the issuance of Propulsion System Operating Instructions and correspondence pertaining to inflight engine operations. Such material is coordinated with the airframe manufacturers as required. Special Presentations and Reports are also issued, as required, to support the activity described above.

4.7	REPAIR SERVICES

Repair Services provides the following support to the airline customers:

•	Coordinated Repair Development Activity

•	Customer Assistance on Repair Procedures and Techniques

•	Qualification of Repair Sources

•	Repair Workshops

•	Repair Development List

4.7.1	Coordination of Repair Development:

Repair Services provide direct contact with all sources that initiate repair schemes. The Group coordinates with representatives of Engineering and Support Services disciplines in identifying repair needs, evaluating various repair options and establishing repair development procedures and schedules. The Group participates in setting repair evaluation and approval requirements. When the repair is approved and substantiating data is documented, Repair Services releases the repair to the Engine Manual.

4.7.2	Technical Assistance:

Repair Services provides daily communications with airline customers via technical responses to inquiries direct from the airline or through our Customer Support Representative office at the airline facility. In addition, Repair Services make periodic visits to airline repair facilities to discuss new repairs under development, answer specific questions posed by the particular facility and review actual parts awaiting a repair/scrap decision. Occasionally, Repair Services make special visits to customer facilities to assist in training customer personnel in accomplishing particularly complex repairs.

4.7.3	Qualification of Repair Sources:

Repair Services coordinates the qualification of repair sources for repairs proprietary to IAE or to an outside repair agency. They also perform a review of the qualifications of repair sources for critical, nonproprietary repairs for which a source demonstration is deemed necessary. The group participates in negotiation of the legal and business agreements associated with these qualification programs.

4.8	TOOLING AND SUPPORT EQUIPMENT SERVICES

The Tooling and Support Equipment Services Group assists the customer by providing the following services:

•	Support Equipment Manufacturing/Procurement Documentation

•	Engine Accessory Test Equipment and Engine Transportation Equipment Specifications

•	Support Equipment Logistics Planning Assistance

4.8.1	Support Equipment Documentation:

The tooling and Support Equipment Services Group designs the special support equipment required to disassemble, assemble, inspect, repair and test IAE engines. Special support equipment design drawings and Support Equipment Master Data Sheets, which describe how to use the support equipment, are supplied to customers in the form of 35mm aperture cards. Support equipment designs are kept current with engine growth, and tool Bulletins are issued to customers as part of continuing configuration management service. Updated Design and Master Data Sheets Aperture Cards and Tool Bulletins are periodically distributed to all IAE customers.

4.8.2	Engine Accessory Test Equipment and Engine Transportation Equipment Requirements:

Engine accessory test equipment and engine transportation equipment general requirements and specifications are defined and made available to IAE customers. If requested, the Tooling and Support Equipment Group will assist customers in the definition of engine accessory test and engine transportation equipment required for specific IAE needs.

4.8.3	Support Equipment Logistics Planning Assistance:

The Tooling and Support Equipment Group will provide, at the customer’s request, special support equipment lists which reflect the customer’s unique requirements such as mix of engine models and desired level of maintenance to aid in support equipment requirements planning.

4.9	TECHNICAL PUBLICATIONS

IAE and its subcontractors produce publications and maintenance information as described below to support the maintenance and modification requirements of the airline customer. The publications are prepared in general accordance with Air Transport Association of America (ATA) Specification No. 100. The necessary quantities of manuals and media options will be available subject to IAE’s current terms and conditions.

4.9.1	On-Wing Maintenance Data:

IAE supplies the airplane manufacturer with all the necessary information required to perform “On-Aircraft” engine maintenance, troubleshooting, and servicing. This information is developed through close coordination between the airplane manufacturer and IAE and is integrated by the airplane manufacturer into his maintenance publications.

4.9.2	Technical Publications:

Listed and described below are the publications that will be made available to support the airline customer’s maintenance program:

4.9.3	Engine Manual

The Engine Manual is a document which will be structured in accordance with ATA 100 section 2-13-0 with JEMTOSS applied in accordance with section 2-13-14. Potential customer applications will be applied. The manual will provide in one place the technical data requirements for information needed to maintain the engine and the maximum potential number of parts that could, regardless of design responsibility, remain with the engine when it is removed from the airplane. Additionally the manual includes coverage of interrelated parts (e.g. thrust reverser, cowlings, mounts, etc.) that can stay with the airplane when the engine is removed or can be removed for maintenance purpose in lieu of individual component maintenance manuals.

4.9.4	Standard Practices Manual

The Standard Practices Manual supplements the Engine Manual by providing, in a single document, all IAE recommended or approved general procedures covering general torques, riveting, lockwiring, cleaning policy, inspection policy standard repairs, etc., and marking of parts.

4.9.5	Illustrated Parts Catalog

The Illustrated Parts Catalog will be structured in accordance with ATA 2-14-0 and is a document which is used in conjunction with the Engine Manual for the identification and requisitioning of parts and assemblies. Its ATA structure is to be compatible with the Engine Manual Structure. Additionally the manual includes coverage of interrelated parts (e.g.

thrust reverser, cowlings, mounts, etc.) that can stay with the airplane when the engine is removed or can be removed for maintenance purpose in lieu of individual component maintenance manuals.

4.9.6	IAE Proprietary Component Maintenance Manuals

These manuals will be structured in accordance with ATA 2-5-0 and will cover data for chapters other than 71, 72, and 78.

4.9.7	Subcontractor Component Maintenance Manuals

These manuals will be structured in accordance with ATA 2-5-0 and are prepared directly by the accessory manufacturers. All accessory data is subject to IAE prepublication review and approval.

4.9.8	Engine and Accessory Component service Bulletins

Each Engine and Accessory Component Service Bulletin will be produced in accordance with ATA 2-7-0. They will cover planning information, engine or component effectivity, reason for Bulletin, recommended compliance, manpower requirements, and tooling information relating to parts repair or modification. Subcontractor prepared Accessory Component Service Bulletins are reviewed by IAE prior to issuance. Alert Service Bulletins will be issued on all matters requiring the urgent attention of the airline customer and will generally be limited to items affecting safety. The Bulletin will contain all the necessary information to accomplish the required action.

4.9.9	Operating Instructions

Engine operating instructions are presented in the form of General Operating Instructions supplemented by V2500 Specific Engine Operating Instructions which provide operating information, procedures, operating curves and engine limits.

4.9.10	Facilities Planning and Facility Equipment Manuals

The Facilities Planning Manual outlines the requirements for engine/component overhaul, maintenance, and test facilities in terms of basic operations, processes, time studies and equipment. The Facility Equipment Manual lists and describes the facility equipment used for engine maintenance, overhaul and repair.

4.9.11	Support Equipment Numerical Index

The Indexes, prepared for each major engine model, provide a listing, in numeric sequence, by maintenance level, of all IAE ground support equipment required to maintain and overhaul the engine. The Listings are cross-indexed to the applicable engine dash model and to the chapter and section of the Engine Manual.

4.9.12	Publications Index

This index contains a listing of available technical manuals covering components of the V2500 Nacelle.

4.9.13	Service Bulletin Index

This index will be in a format and on a revision schedule as determined by IAE.

4.9.14	Computer Software Manual

Data, will be supplied in accordance with ATA 102 revision 2 except where such data are prohibited due to proprietary or Government restrictions.

4.9.15	Vital Statistics Logbook

The VSL provides the following information for each production engine, in an electronic readable format and/or as hard copy printout:

•	Identification of major engine and nacelle components by part number, serial number and ATA - location.

•	Engine Test Acceptance Certificate.

•

List of all incorporated serialized parts by part number, serial number and ATA - Location. This list also includes an Industry Item List to identify specific parts by part number, serial number and ATA - Location which the airline customer may choose to monitor during the engine operational life. The parts listed represent approximately ***** of engine total value.

•	List of all incorporated life limited parts by part number, serial number and ATA - location.

•	List of all Service Bulletins that were incorporated during initial build of each new engine.

•	List of all Service Bulletins that were not incorporated.

•	List of all saleable pick level engine parts, identifying those parts for which Service Bulletins and service instructions have been issued.

4.9.16	Revision Services:

Regular, temporary, and “as required” revisions to technical publications will be made during the service life of IAE equipment. IAE’s current standard is ninety (90) days. The utilization of advanced techniques and equipment provides the airline customer with expedited revision service.

4.9.17	Distribution Media Options:

The primary medium for available IAE technical publications is roll microfilm at 24:1 reduction, magnetic tape or CD-ROM. Media options such as microfilm at 36:1 reduction, microfiche, and two side or one-sided paper copy of reproducible quality will be available for procurement at established prices.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5.0	SPARE PARTS

5.1	SPARE PARTS SUPPORT

The Spare Parts Group provides the following categories of spare parts support to airline customers:

•	Individual Customer Account Representatives

•	Provisioning

•	Planning

•	Order Administration

•	Spare Parts Inventory

•	Effective Expedite Service

•	Worldwide Distribution

5.1.1	Account Representative:

An Account Representative is assigned to each customer using IAE equipment. This representative provides individualized attention for effective spare parts order administration, and is the customer’s interface on all matters pertaining to new part planning and procurement. Each representative is responsible for monitoring each assigned customer’s requirements and providing effective administrative support. The Account Representatives are thoroughly familiar with each customer’s spare parts ordering policies and procedures and are responsible for ensuring that all customer new parts orders are processed in an effective manner.

5.1.2	Spare Parts Provisioning Planning:

Prior to delivery of the first Vuela craft to an airline customer, preplanning discussions will be held to determine the aircraft/engine program, and engine spare parts provisioning and order plans. Mutually agreed upon provisioning target dates are then established and on-time completion tracked by the Customer Account Representative with the assistance of logistics specialists in Spare Parts Provisioning and Inventory Management. Meetings are held with airline customers at a mutually agreeable time to review suggested spare parts provisioning lists prepared by spare parts Provisioning. These lists are designed to support each customer’s particular fleet size, route structure and maintenance and overhaul program.

5.1.3	Order Administration:

IAE subscribes to the general principles of Air Transport Association of America (ATA) Specification No. 2000, Integrated Data Processing - Supply. The procedures of Air Transport Association of America (ATA) Specification No. 200 may be used for Initial Provisioning (Chapter II), Order Administration (either Chapter III or Chapter VI), or Invoicing (Chapter IV).

A spare parts supply objective is to maintain a 90 percent on-time shipment performance record to customer requirements. The lead time for replenishment spare parts is identified in the IAE spare Parts Price Catalog. Initial provisioning spare parts orders should be placed at least six months prior to required delivery, while conversions and major modifications require full manufacturing lead times.

The action to be taken on emergency requests will be answered as follows:

•	Aircraft-On-Ground (AOG) - within four hours (in these instances every effort is made to ship immediately).

•	Critical (Imminent Aircraft-On-Ground (AOG) or Work Stoppage) — Within 24 hours.

•	Stock Outage — Within seven working days (these items are shipped as per customer request).

5.1.4	Spare Parts Inventory:

To ensure availability of spare parts in accordance with published lead time, spare parts provisioning maintains a modern, comprehensive requirements planning and inventory management system which is responsive to changes in customer demand, special support programs and engineering design. Organized on an engine model basis, this system is intended to maintain part availability for delivery to customers consistent with published lead times.

A majority of parts in the spare parts inventory are continually controlled by an Automatic Forecasting and Ordering System. Those parts which do not lend themselves to automatic control due to supercedure, unusual usage or conversion requirements are under the direct manual control of Spares Planning personnel. As additional protection against changes in production lead time or unpredicted demand, certain raw materials are also inventoried. Successful inventory management is keyed to accurate requirements planning. In support of the requirements planning effort, a wide ranging data retrieval and analysis program is offered. This program concerns itself both with the customer logistics and technical considerations as follows:

•	Forecasts of life limited parts requirements are requested and received semi-annually from major customers.

•	Engine technical conferences are held frequently within IAE to assess the impact of technical problems on parts.

•	For a selected group of parts a provisioning conference system is offered which considers actual part inventory change, including usage and receipts, as reported monthly by participating customers.

5.1.5	Packaging

All material is packaged in general compliance with Air Transport Association of America (ATA) Specification No. 300.

5.1.6	World Airline Supplier’s Guide:

IAE subscribes to the supply objectives set forth in the World Airlines Supplier’s Guide published by the Air Transport Association of America (ATA). IAE requires that its proprietary component vendors also perform in compliance with the precepts of the World Airline Suppliers’ Guide.

Exhibit D

Warranties, Guarantees, and Plans

Exhibit D-1

V2500 Engine and Parts Service Policy

IAE

INTERNATIONAL AERO ENGINES AG

V2500 ENGINE AND PARTS SERVICE POLICY

Issued: October 25, 1985

Revised: April, 1997

IAE

INTERNATIONAL AERO ENGINES AG

V2500 ENGINE AND PARTS SERVICE POLICY

This Engine and Parts Service Policy (“Service Policy”) is a statement of the terms and conditions under which IAE International Aero Engines AG (“IAE”) will grant the Operators of new V2500 Engines certain Allowances and adjustments in the event that Parts of such Engines suffer Failure in Commercial Aviation Use, or in the event that a Parts Life Limit is established or reduced. This Service Policy becomes effective for the Operator’s first new leased or purchased V2500 Engine.

This Service Policy is divided into seven sections:

Section I	describes the Credit Allowances which will be granted should the Engine suffer a Failure.	Page 64

Section II	describes the Credit Allowances which will be granted should a Primary Part Suffer a Failure.	Page 66

Section III	lists the Class Life for those Primary Parts for which Credit Allowances will be granted.	Page 67

Section IV	describes the Credit Allowances which will be granted when the establishment or reduction of a Parts Life Limit is mandated.	Page 69

Section V	describes the Credit Allowances and adjustments which will be granted when IAE declares a Campaign Change.	Page 70

Section VI	contains the definitions of certain words and terms used throughout this Service Policy. These words and terms are identified in the text of this Service Policy by the use of initial capital letters for such words and terms.	Page 73

Section VII	contains the general conditions governing the application of this Service Policy.	Page 78

I.	ENGINE FAILURE CREDIT ALLOWANCES

A.	First Run Engine, Module and Part

1.	A First Run Engine is an Engine with ***** hours (or cycles, whichever comes first), or less Engine Time, a First Run Module is a Module with ***** hours (or cycles, whichever comes first), or less Module Time, and a First Run Part is a Part with ***** hours (or cycles, whichever comes first), or less Parts Time operating in a First Run Engine or a First Run Module.

2.	If a First Run Part suffers Direct Damage or Resultant Damage, and provided that the Part causing Resultant Damage is also a First Run Part, IAE will grant to the Operator:

a.	A ***** percent Parts Credit Allowance for any First Run Part Scrapped, or

b.	A ***** percent Labor Credit Allowance for any First Run Part Repaired.

3.	If such Damage of a First Run Part requires the removal of the Engine or a Module from the Aircraft, IAE will, in addition to Subparagraph A.2. above, grant to the Operator:

a.	A ***** percent Labor Credit Allowance for disassembly, reassembly and necessary testing of the Engine or Module requiring Reconditioning as a result of such Damage of the First Run Part, and

b.	A ***** percent Parts Credit Allowance for those Expendable Parts required in the Reconditioning of the Engine or Module.

4.	If such Damage of a First Run Part requires the removal of the Engine or a Module from the Aircraft, IAE will arrange, upon request by the Operator, to Recondition the Engine or Module or accomplish the Parts Repair at no charge to the Operator rather than providing the above Credit Allowances. Such work will be accomplished at a V2500 Maintenance Center designated by IAE. Transportation charges to and from the Maintenance Center shall be paid by the Operator.

B.	Extended First Run Engine, Module and Part

1.	An Extended First Run Engine is an Engine with more than ***** hours (or cycles, whichever comes first), Engine Time but not more than ***** hours (or cycles, whichever comes first), Engine Time, an Extended Run Module is a Module with more than ***** hours (or cycles, whichever comes first), Module Time, but not more than ***** hours (or cycles, whichever comes first), Module Time, and an Extended First Run Part is a Part with ***** hours (or cycles, whichever comes first), or less Parts Time operating in an Extended First Run Engine or an extended First Run Module.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2.	If an Extended First Run Part suffers Direct Damage or Resultant Damage, and provided that the Part causing Resultant Damage is also an Extended First Run Part, IAE will grant to the Operator:

a.	A pro rata Parts Credit Allowance for any Extended First Run Part Scrapped, or

b.	A pro rata Labor Credit Allowance for any Extended First Run Part Repaired.

If the Extended First Run Part is a Primary Part (Section III), the pro rata Credit Allowances will be based on ***** percent at ***** hours (or cycles, whichever comes first), Engine Time which then decreases, pro rata, to ***** percent at ***** hours (or cycles, whichever comes first), Engine Time, or, ***** percent to ***** hours Parts Time which then decreases, pro rata, to ***** percent at the end of its Class Life (Section III), whichever is greater.

If the Extended First Run Part is not a Primary Part, the pro rata Credit Allowances will be based on ***** percent at ***** hours (or cycles, whichever comes first), Engine Time which then decrease, pro rata, to ***** percent at ***** hours (or cycles, whichever comes first), Engine Time.

3.	If such Damage of an Extended First Run Part requires the removal of the Engine or a Module from the Aircraft, IAE will, in addition to Subparagraph B.2. above, grant to the Operator:

a.	A pro rata Labor Credit Allowance for disassembly, reassembly and necessary testing of the Engine or Module requiring Reconditioning as a result of such Damage of the Extended First Run Part, and

b.	A pro rata Parts Credit Allowance for those Expendable Parts required in the Reconditioning of the Engine or Module.

The pro rata Credit Allowances will be based on ***** percent at ***** hours (or cycles, whichever comes first), Engine Time, which then decreases, pro rata, to ***** percent at ***** hours (or cycles, whichever comes first), Engine Time.

Note:	Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

C.	Engine or Module Failure Credit Allowances Illustration

*****

Note:	The Primary Parts Credit Allowances Illustration (Section II, Paragraph B) is also applicable to the Credit Allowances which are based on Parts Time as described in Section I, Subparagraph B.2.

II.	PRIMARY PARTS CREDIT ALLOWANCE

A.	Primary Parts Other Than First Run Parts or Extended First Run Parts

1.	Primary Parts are limited to those Parts listed in Section III while such Parts are within the Class Life indicated in Section III.

2.	The Primary Parts Credit Allowances described in Subparagraph A.3 below will be based on ***** percent to ***** hours total Parts Time which then decreases, pro rata, to ***** percent at the end of the applicable hourly Class Life.

3.	If a Primary Part suffers Direct Damage or Resultant Damage, and provided that the Part causing Resultant Damage is also a Primary Part, IAE will grant to the Operator:

a.	A Parts Credit Allowance for any Primary Part Scrapped, or

b.	A Labor Credit Allowance for any Primary Part Repaired in accordance with a Parts Repair designated in writing by IAE as being eligible for a Credit Allowance under this Section II, Paragraph A.

Note:	Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

B.	Primary Parts Credit Allowances Illustration

*****

III	IDENTIFICATION OF PRIMARY PARTS

The following Parts are defined as Primary Parts while such Parts are within the Class Life indicated. Class Life is the period, expressed in either hours or Parts Time or number of Parts Cycles during which IAE will grant Credit Allowances for Primary Parts which suffer Direct Damage or Resultant Damage, or for which a Parts Life Limit is established or reduced.

CLASS A (***** HOURS PARTS TIME)

Cold Section Rotating Parts

LP Compressor Inlet Cone - Spinner
LP Compressor 1st Stage Blade - Fan
LP Compressor 1st Stage Blade Annulus Fillers
LP Compressor 2nd Stage Blade
Radial Drive Bevel Gear
Tower Shaft
HP Compressor 3 through 12th Stage Blades
HP Compressor Front and Rear Rotating Airseals
LP Turbine Shaft Coupling Nut

Cold Section Static Parts

Fan Splitter Fairing
LP Compressor Stage 2 Inlet and Exhaust Stator Assembly
HP Compressor Stage 3 to Stage 6 Variable Stator Assembly
Fan Aerodynamic OGV’s
HP Compressor Stage 6 to ll Stator Assembly
HP Compressor Exit Stator

Hot Section Rotating Parts

HP Turbine Stage l and 2 Blade

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

HP Turbine Gage Spacer

HP Turbine Lock Nut

LP Turbine Stage 3 to 7 Blades

LP Turbine Lock Nut

Hot Section Static Parts

Fuel Injector

Combustion Chamber Assembly

HPT First Stage Cooling Duct Assembly (TOBI Duct)

HPT 1st and 2nd Stage Nozzle Guide Vane Assembly

HPT 1st and 2nd Stage Outer Airseal Assembly

HP to LP Turbine Transition Duct (Inner & Outer)

LPT Stage 3 to 7 Nozzle Guide Vane Assembly

LPT Stage 3 to 7 Outer Airseal Assembly

Main and Angle Gearbox

Gearshafts and Bearings

Lay Shaft

All Accessory Drive Shafts

Gearbox Oil Pumps (Pressure and Scavenge)

CLASS B *****HOURS PARTS TIME)

Fan Case Assembly (Includes Intermediate Case)

HP Compressor Front Casings (Split Casings)

HP Compressor Rear Casings

Diffuser Case

HP Turbine Case

LP Turbine Case

Turbine Exhaust Case

Main Gearbox Casing

Oil Tank

CLASS C *****HOURS PARTS TIME FOR DAMAGE

*****PARTS CYCLES FOR LIFE LIMIT REDUCTION)

Fan Disk

LPC Drum

HPC 3 to 8 Drum

HPC 9 to 12 Drum

HP Turbine Stage l and 2 Disks

HP Turbine Spacer Disk

HP Turbine Stage l Front Rotating Airseal

HP Turbine 2nd Stage Disk Rear Seal

LP Turbine Stage 3-7 Disks

LP Turbine Stage 3-7 Rotating Airseals

Shafts

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IV	PARTS LIFE LIMIT ALLOWANCES

A.	A Parts Life Limit is the maximum allowable Parts Time or Parts Cycles for specific Parts as established by IAE and the United States Federal Aviation Administration.

B.	Credit Allowances

1.	Class A and Class B Primary Parts

If a Parts Life Limit is established which results in Part Scrappage at less than ***** hours Parts Time for a Class A Primary Part or less than ***** hours Parts Time for a Class B Primary Part, IAE will grant for each such Primary Part Scrapped as a result thereof, a Parts Credit Allowance based on ***** percent to ***** hours total Parts Time which then decreases, pro rata, to ***** percent at the end of ***** hours total Parts Time for a Class A Primary Part or ***** hours total Parts Time for a Class B Primary Part.

2.	Class C Primary Parts

If a Parts Life Limit is established for a Class C Primary Part which results in Part Scrappage in less than ***** total Parts Cycles, IAE will grant for each such Primary Part Scrapped as a result thereof, a Parts Credit Allowance based on ***** percent to ***** total Parts Cycles which then decreases, pro rata, to ***** percent at ***** total Parts Cycles.

In addition, IAE will grant a similarly calculated Labor Credit Allowance and Parts Credit Allowance for that labor and those Expendable Parts which are solely related to the removal and replacement of such Class C Primary Parts and is additional to other maintenance being performed on the Engine or Module.

Note: Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

C.	Parts Life Limit Credit Allowances Illustrations

*****

V	CAMPAIGN CHANGE CREDIT ALLOWANCES AND ADJUSTMENTS

A.	A Campaign Change is an IAE program, so designated in writing, for the Reoperation, replacement, addition, or deletion of a Part(s). IAE will grant the Credit Allowances and Adjustments specified in this Section V to the Operator when Campaign Change recommendations are complied with by the Operator.

B.	Standard Allowances

1.	A ***** percent Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed Parts or serviceable shelf stock Parts which are Scrapped with ***** hours (or cycles, whichever comes first), or less total Parts Time.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2.	A pro rata Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed Parts or serviceable shelf stock Parts which are Scrapped with more than ***** hours (or cycles, whichever comes first), total Parts Time but less than ***** hours (or cycles, whichever comes first), total Parts Time. The pro rata Parts Credit Allowance will be based on ***** percent at ***** hours (or cycles, whichever comes first), total Parts Time which then decreases, pro rata, to ***** percent at ***** hours (or cycles, whichever comes first), total Parts Time.

3.	A ***** percent Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed Parts or serviceable shelf stock Parts which are Scrapped with more than ***** hours (or cycles, whichever comes first), total Parts Time.

4.	A ***** percent Labor Credit Allowance for Reoperation of installed Parts or serviceable shelf stock Parts with ***** hours (or cycles, whichever comes first), or less total Parts Time which are Reoperated in accordance with the Campaign Change.

5.	A pro rata Labor Credit Allowance for Reoperation of installed Parts or serviceable shelf stock Parts with more than ***** hours (or cycles, whichever comes first), total Parts Time but less than ***** hours (or cycles, whichever comes first), total Parts Time which are Reoperated in accordance with the Campaign Change. The pro rata Labor Credit Allowance will be based on ***** percent at ***** hours (or cycles, whichever comes first), total Parts Time which then decreases, pro rata, to ***** percent at ***** hours (or cycles, whichever comes first), total Parts Time.

6.	A ***** percent Labor Credit Allowance for Reoperation of installed Parts or serviceable shelf stock Parts with more than ***** hours (or cycles, whichever comes first), total Parts Time which are Reoperated in accordance with the Campaign Change.

7.	A ***** percent Labor Credit Allowance for disassembly and reassembly of the Engine or Module, if the disassembly of the Engine or Module is recommended by IAE for accomplishment of the Campaign Change and such disassembly is performed solely for the purpose of accomplishing the Campaign Change.

Note:	Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

C.	Campaign Change Credit Allowances Illustration

*****

D.	Optional Credit Allowances and Adjustments

1.	When IAE declares a Campaign Change, IAE, at its sole option, may grant to the Operator Credit Allowances and adjustments, such as, but not necessarily limited to:

a.	No Charge material.

b.	Specifically priced material.

c.	Single credit settlements for the Operators’ fleet.

d.	Fixed Credit Allowance support for each Engine.

2.	These optional Credit Allowances and Adjustments may be provided:

a.	Instead of the standard Credit Allowances of Section V, Paragraph B,

b.	In addition to the standard Credit Allowances of Section V, Paragraph B, or

c.	As a portion of the standard Credit Allowances of Section V, Paragraph B.

3.	In no event shall the worth to the Operator, as reasonably determined by IAE, be less than the amount that would have been granted to the Operator as a standard Campaign Change Credit Allowance, per Section V, Paragraph B. In considering the use of these optional Credit Allowances and adjustments, IAE will attempt to minimize the financial and administrative impact on the Operator.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

VI	DEFINITIONS

A.	CAMPAIGN CHANGE is an IAE program, so designated in writing, for the Reoperation, replacement, addition or deletion of Part(s) and is characterized by the granting of certain Credit Allowances to the Operator when such program recommendations are complied with by the Operator.

B.	CLASS LIFE is the period, expressed in either hours of Part Time or number of Parts Cycles, during which IAE will grant Credit Allowances for Primary Parts which suffer Direct Damage or Resultant Damage, or for which a Parts Life Limit is established or reduced.

C.	COMMERCIAL AVIATION USE is the operation of Engines in Aircraft used for commercial, corporate or private transport purposes. The operation of Engines by government agencies or services is normally excluded except that IAE will consider written requests for the inclusion of such Engines under the provisions of this Service Policy.

D.	CREDIT ALLOWANCES

1.	PARTS CREDIT ALLOWANCE is an amount determined in accordance with the following formulas:

a.	***** Parts Credit Allowance	= P

b.	***** Parts Credit Allowance

c.	Pro rata Parts Credit Allowance	=

(1)	For a Primary Part which suffers Direct or Resultant Damage, or a Class A or Class B Primary Part for which a Parts Life Limit is established:

(2)	For a Class C Primary Part for which a Parts Life Limit is established, which is greater than ***** total Parts Cycles but is less than ***** total Parts Cycles:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(3)	For replacement of a Part because of a Campaign Change, when such a Part has more than ***** hours (or cycles, whichever comes first), Parts Time but less than ***** hours (or cycles, whichever comes first), Parts Time:

d.	Extended First Run Parts Credit Allowance =

2.	LABOR CREDIT ALLOWANCE is an amount determined in accordance with the following formulas, except that in no event shall the amount to be granted for repair of Parts exceed the amount of the Parts Credit Allowance which would have been granted if the Part had been Scrapped:

a.	***** Labor Credit Allowance	=	H	×R

b.	***** Labor Credit Allowance

c.	Pro rata Labor Credit Allowance	=

(1)	For a Primary Part which suffers Direct or Resultant Damage, or a Class A or Class B Primary Part for which a Parts Life Limit is established:

(2)	For a Class C Primary Part for which a Parts Life Limit is established which is greater than ***** total Parts Cycles but is less than ***** total Parts Cycles:

(3)	For replacement of a Part because of a Campaign Change, which such a Part has more than ***** hours (or cycles, whichever comes first), Parts Time but less than ***** hours (or cycles, whichever comes first), Parts Time:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

d.	Extended First Run Labor Credit Allowance =

3.	The variables used in calculating the above allowances are defined as:

P	=	a.	For a Part Scrapped because of Direct Damage, Resultant Damage or a Parts Life Limit being established, the IAE commercial price of the Part Scrapped current at the time of either the Engine removal or Part removal, whichever occurs sooner, or

		b.	For replacement of a Part because of a Campaign Change, the IAE commercial price of the replacing Part specified in the Campaign Change current at the time of notification to the Operator of the Campaign Change.

T	=	a.	For a Primary Part which has suffered Direct Damage or Resultant Damage, the actual Parts Time on the Part minus ***** hours, or

		b.	For a Class A or Class B Primary Part for which a Parts Life Limit is established, the actual Parts Time on the Part minus ***** hours, or the Parts Life Limit minus ***** hours, whichever is greater, or

		c.	For replacement of a Part because of a Campaign Change, when such a Part has more than ***** hours (or cycles, whichever comes first), Parts Time but less than ***** hours (or cycles, whichever comes first), Parts Time, the actual Parts Time on the Part.

C	=	For a Class C Primary Part for which a Parts Life Limit is established which is greater than ***** Total Parts Cycles but less than ***** Total Parts Cycles, the greater of either:

		a.	The actual Parts Cycles on the Part minus ***** cycles, or

		b.	The new Parts Life Limit minus ***** Cycles.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Lt	=	Either:

		a.	For a Primary Part which has suffered Direct Damage or Resultant Damage, the hours indicated in Section III minus ***** hours, or

		b.	For a Class A or Class B Primary Part for which a Parts Life Limit is established, the hours indicated in Section III minus ***** hours.

Lc	=	For a Class C Primary Part for which a Parts Life Limit is established which is greater than ***** total Parts Cycle, ***** Cycles.

H	=	The man-hours required to accomplish the work as established in writing by IAE.

R	=	The labor rate, expressed in U.S. Dollars per hour, which will be determined as follows:

		a.	If the labor is performed at the Operator’s facility, or its subcontractor’s facility, the labor rate will be the greater of the Operator’s labor rate or the subcontractor’s labor rate, where the labor rates were determined in accordance with IAE Form XIAE380 and provided to the Operator in writing, or

		b.	If the labor is performed by IAE, the labor rate will be the then-current labor rate of IAE.

E	=	Actual Engine Time on an Extended First Run Engine.

E.	DIRECT DAMAGE is the damage suffered by a Part itself upon its Failure.

F.	ECONOMICALLY REPAIRABLE shall generally mean that the cost of the repair as determined by IAE, exclusive of modification and transportation costs, will be equal to or less than ***** percent of the IAE commercial price of the Part at the time the repair is considered, or, shall be as otherwise reasonably determined by IAE.

G.	ENGINE(S) means those V2500 Engine(s), as described by IAE Specifications, sold by IAE for Commercial Aviation Use, whether installed as new equipment in aircraft by the manufacturer thereof and delivered to the Operator or delivered directly to the Operator from IAE for use as a spare Engine. An Engine which has been converted or upgraded in accordance with IAE instructions shall continue to qualify for Credit Allowances and Adjustments under the provisions of this Service Policy.

H.	ENGINE OR MODULE TIME is the total number of flight hours of operation of an Engine or a Module.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

I.	EXPENDABLE PARTS means those nonreusable Parts, as determined by IAE, which are required to be replaced during inspection or Reconditioning, regardless of the condition of the Part.

J.	EXTENDED FIRST RUN ENGINE OR MODULE is an Engine or Module with more than ***** hours (or cycles, whichever comes first), Engine or Module Time but not more than ***** hours (or cycles, whichever comes first), Engine or Module Time.

K.	EXTENDED FIRST RUN PART means a Part with ***** hours (or cycles, whichever comes first), or less Parts Time operating in an Extended First Run Engine.

L.	FAILURE (FAILED) is the breakage, injury, or malfunction of a Part rendering it unserviceable and incapable of continued operation without corrective action.

M.	FIRST RUN ENGINE OR FIRST RUN MODULE is an Engine or Module with ***** hours (or cycles, whichever comes first), or less Engine or Module Time.

N.	FIRST RUN PART is an Engine Part with ***** hours (or cycles, whichever comes first), or less Parts Time operating in a First Run Engine.

O.	MODULE(S) means any one or more of the following assemblies of Parts:

Fan Assembly and Low Pressure Compressor Assembly
High Pressure Compressor Assembly
High Pressure Turbine Assembly Low Pressure Turbine Assembly
Main gearbox
Any other Assembly of Parts so designated by IAE

P.	OPERATOR is the owner of one or more Engines operated for Commercial Aviation Use, the lessee if such Engine(s) is the subject of a long-term financing lease or as otherwise reasonably determined by IAE.

Q.	PART(S) means Engine parts sold by IAE and delivered to the Operator as original equipment in an Engine or Engine parts sold and delivered by IAE to the Operator as new spare parts in support of an Engine.

R.	PARTS CYCLE(S) means the aggregate total number of times a Part completes an Aircraft takeoff and landing cycle, whether or not thrust reverser is used on landing. As pilot training will involve extra throttle transients such as touch and go landings and takeoffs, IAE shall evaluate such transients for Parts Cycle determination.

S.	PARTS LIFE LIMIT is the maximum allowable total Parts Time or total Parts Cycles for specific Parts, including Reoperation if applicable, as established by IAE or by the United States Federal Aviation Administration. Parts Life Limits are published in the Time Limits Section (Chapter 05) of the applicable V2500 Series Engine Manual.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

T.	PARTS REPAIR means the IAE designated restoration of Failed Parts to functional serviceable status, excluding repair of normal wear and tear, as determined by IAE.

U.	PARTS TIME is the total number of flight hours of operation of a Part.

V.	PRIMARY PART(S) are limited to those Parts listed in Section III while such Parts are within the Class Life indicated in Section III.

W.	RECONDITIONING means the restoration of an Engine or Module allowing substitution of new or serviceable used Parts, to the extent necessary for continued operation of the Engine or Module as a serviceable unit. When such Reconditioning is performed by IAE, the Parts Time or Parts Cycles, as applicable, of the replaced Part shall, for the purpose of this Service Policy, be applicable to the substituted new or serviceable used Part. Said replaced Part shall become the property of IAE.

X.	REOPERATION is the alteration to or modification of a Part.

Y.	RESULTANT DAMAGE is the damage suffered by a Part because of the Failure of another Part within the same Engine.

Z.	SCRAPPED PARTS (SCRAP, SCRAPPED, SCRAPPAGE) shall mean those Parts determined by IAE to be unserviceable and not Economically Repairable. The Operator shall cause such Parts to be mutilated or disposed of in such a manner as to preclude any possible further use as an Engine Part.

VII	GENERAL CONDITIONS

   The following general conditions govern the application of this Service Policy:

A.	Records and Audit

The Operator shall maintain adequate records for the administration of this Service Policy and shall permit IAE to audit such records at reasonable intervals.

B.	Scrapping of Parts

1.	Scrappage Verification

Any Part for which a Parts Credit Allowance is requested shall be verified as Scrapped prior to the issuance of the Parts Credit Allowance. Verification of Scrappage shall occur as follows:

a.	At the Operator’s, or its subcontractor’s, facility. Such verification shall be accomplished by the IAE Field Representative.

b.	At IAE, provided that IAE concurs that the Part is to be Scrapped. Sufficient information to identify the Part, the Engine from which the Part was removed, and the reason for its return shall be provided.

2.	Return of Parts

IAE, at its sole option, may require the Operator to return to IAE any Part for which a Parts Credit Allowance is requested. Such return shall be a condition for the issuance of a Parts Credit Allowance.

3.	Transportation Expenses

Transportation expenses shall be at the expense of the Operator if such Parts are shipped to and from IAE for examination and verification; except that IAE shall pay the expense if such Parts are shipped at the request of IAE.

4.	Title

Title to such Parts returned to IAE shall vest in IAE:

a.	Upon determination by IAE that the Operator is eligible for a Parts Credit Allowance. If it is determined that the Parts are scrapped Parts but are not eligible for Service Policy coverage, the Operator will be notified of the decision and the Parts returned at the Operator’s expense if the Operator so requests; otherwise, the Parts will be disposed of by IAE without any type of adjustment, or

b.	Upon shipment, when such Parts are determined to be Scrap at the Operator’s facility and are shipped to IAE at the request of IAE.

C.	Repairability Requirements

The Operator shall set aside and exclude from the operation of this Service Policy for a period of ***** months any Part for which IAE states it has, or plans to initiate, an active program to achieve a repair, corrective Reoperation or Parts Life Limit extension. In the event IAE has not released a repair procedure, corrective Reoperation, or Parts Life Limit extension by the expiration of this ***** month period, such Part shall be retained by the Operator and excluded from the operation of this Service Policy for additional periods beyond the expiration of said ***** month period only if agreed to by the Operator.

D.	Exclusions from Service Policy

This Service Policy will not apply to any Engine, Module or Part if it has been determined to the reasonable satisfaction of IAE that said Engine, Module or Part has Failed because it:

1.	Has not been properly installed or maintained in accordance with IAE recommendations unless such improper installation or maintenance was performed by IAE, or

2.	Has been used contrary to the operating and maintenance instructions or recommendations authorized or issued by IAE and current at the time, or

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3.	Has been repaired or altered other than by an IAE designated V2500 Maintenance Center in such a way as to impair its safety, operation or efficiency, or

4.	Has been subjected to:

a.	Misuse, neglect, or accident, or

b.	Ingestion of foreign material, or

5.	Has been affected in any way by a part not defined as a Part herein or by a repair or maintenance practice not approved by IAE, or

6.	Has been affected in any way by occurrences not associated with ordinary use, such as, but not limited to, acts of war, rebellion, seizure or other belligerent acts.

E.	Payment Options

IAE at its option may grant any Parts Credit Allowance as either a credit to the Operator’s account with IAE or as a Part replacement.

F.	Presentation of Claims

Any request for a Credit Allowance must be presented to IAE not later than ***** days after the removal from service of the Engine or Part for which the Credit Allowance is requested. If IAE disallows the request, written notification will be provided to the Operator. The Operator shall have ***** days from such notification to request a reconsideration of the request for Credit Allowance. IAE shall have the right to refuse any request for a Credit Allowance which is not submitted within the stated time periods.

G.	Duration of Service Policy

This Service Policy will normally cease to apply to all Parts in any Engine that is more than ***** years old as measured from the date of shipment of the Engine from the factory. Unless advised to the contrary by IAE, this Service Policy shall, however, continue to be applicable to individual Engines after the expiration of the ***** year period on a year to year basis so that the Operator may continue to receive the benefits of the Service Policy on the Parts in these Engines.

H.	General Administration

On matters concerning this Service Policy, the Operator is requested to address all correspondence to:

IAE International Aero Engines AG
400 Main Street
Mail Stop 121-10
East Hartford, CT 06108
Attention: Warranty Administration

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

I.	Limitation of Liability

1.	The express provisions of this Service Policy set forth the maximum liability of IAE with respect to any claims relating to this Service Policy. In the event of any conflict or inconsistency between the express provisions of this Service Policy and any Illustrations contained herein, the express provisions shall govern.

2.	Except to the extent that the Credit Allowances and adjustments expressly set forth in this Service Policy may exceed the limitations of the corresponding portions of any warranties or representations included in any sales agreements, the provisions of this Service Policy do not modify, enlarge or extend in any manner the conditions governing the sale of its Engines and Parts by IAE.

3.	IAE reserves the right to change or retract this Service Policy at any time at its sole discretion. No such retraction or change shall diminish the benefits which the Operator may be entitled to receive with respect to Engines for which an acceptable order has been placed with IAE or with respect to aircraft with installed Engines for which a firm unconditional order has been placed with the aircraft manufacturer prior to the announcement of any such retraction or change.

J.	Assignment of Service Policy

This Service Policy shall not be assigned, either in whole or in part, by either party. IAE will, however, upon the written request of the Operator consider an extension of Service Policy Credit Allowances and adjustments to Engines, Modules and Parts sold or leased by an Operator to another Operator, to the extent only, however, that such Credit Allowances and adjustments exist at the time of such sale or lease and subject to the terms and conditions of the Service Policy. IAE shall not unreasonably withhold such extension of such Credit Allowances.

Exhibit D-2

V2500 Nacelle and Parts Service Policy

IAE

INTERNATIONAL AERO ENGINES AG

V2500 NACELLE AND PARTS SERVICE POLICY

Issued: November 16, 1988

IAE

INTERNATIONAL AERO ENGINES AG

V2500 NACELLE AND PARTS SERVICE POLICY

This Nacelle and Parts Service Policy (Service Policy) is a statement of the terms and conditions under which IAE International Aero Engines AG (“IAE”) will grant the Operators of its V2500 Nacelles certain Allowances and adjustments in the event that Parts of such Nacelles suffer Failure in service.

This Service Policy is divided into four sections:

Section I	describes the Allowances and adjustments which will be granted should the Nacelle or Part(s) suffer a Failure.	Page 85

Section II	describes the Allowances and adjustments which will be granted when IAE declares a Campaign Change.	Page 86

Section III	contains the definitions of certain words and terms used throughout this Service Policy. These words and terms are identified in the text of this Service Policy by the use of initial capital letters for such words and terms.	Page 87

Section IV	contains the general conditions governing the application of this Service Policy.	Page 90

I	ALLOWANCES AND ADJUSTMENTS

A.	First Run Nacelle and Part

1.	A First Run Nacelle is a Nacelle with ***** hours or less Nacelle Time and a First Run Part is a Part with ***** hours or less Parts Time operating in a First Run Nacelle.

2.	If a First Run Part suffers Direct Damage or Resultant Damage, and provided that the Part causing Resultant Damage is also a First Run Part:

a.	IAE will grant to the Operator:

(1)	A ***** percent Parts Credit Allowance for any such First Run Part Scrapped, and

(2)	A ***** percent Labor Allowance for Parts Repair of any First Run Part requiring Parts Repair.

b.	If such Damage of a First Run Part causes the removal of the Nacelle from the Aircraft, IAE will, in addition to Subparagraph a. above, grant to the Operator:

(1)	A ***** percent Labor Allowance for disassembly, reassembly and necessary testing of the Nacelle requiring Reconditioning as a result of such Damage of the First Run Part, and

(2)	A ***** percent Parts Credit Allowance for those Expendable Parts required in the Reconditioning of the Nacelle.

c.	If such Damage of a First Run Part causes the removal of the Nacelle from the Aircraft, IAE will arrange, upon request by the Operator, to Recondition the Nacelle or accomplish the Parts Repair at no charge to the Operator rather than providing the above Allowances. Such work will be accomplished at a V2500 Maintenance Center designated by IAE. Transportation charges to and from the Maintenance Center shall be paid by the operator.

B.	Primary Part

1.	A Primary Part is a Part other than a First Run Part but having not more than ***** hours Parts Time.

2.	Primary Parts not eligible for those Allowances granted to First Run Parts are eligible for Allowances under this Section I, Paragraph B., provided that the Primary Part suffers Direct Damage or Resultant Damage and Provided that the Part causing Resultant Damage is also a Primary Part.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3.	IAE will grant to the Operator a Parts Credit Allowance for such a Primary Part Scrapped or a Labor Allowance for such a Primary Part for which a Parts Repair is designated in writing by IAE as being eligible for adjustment under this Section I, Paragraph B. Such Allowance will be based on ***** percent to ***** hours total Parts Time which then decreases, pro rata, to zero percent at ***** hours Parts time.

II	CAMPAIGN CHANGE ALLOWANCES AND ADJUSTMENTS

A.	A Campaign Change is an IAE program, so designated in writing, for the Reoperation, replacement, addition, or deletion of a Part(s). IAE will grant the Allowances and adjustments specified in this Section II to the Operator when Campaign Change recommendations are complied with by the Operator.

B.	Standard Allowances

1.	A ***** percent Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed or serviceable shelf stock Nacelle Parts which are Scrapped with ***** hours or less total Parts Time.

2.	A ***** percent Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed or serviceable shelf stock Nacelle Parts which are Scrapped with more than ***** hours total Parts Time.

3.	A ***** percent Labor Allowance for Reoperation of installed or serviceable shelf stock Nacelle Parts with ***** hours or less total Parts Time, which are Reoperated in accordance with the Campaign Change.

4.	A ***** percent Labor Allowance for Reoperation of installed or serviceable shelf stock Nacelle Parts with more than ***** hours total Parts Time, which are Reoperated in accordance with the Campaign Change.

5.	A ***** percent Labor Allowance for disassembly and reassembly of the Nacelle, if the disassembly is recommended by IAE for accomplishment of the Campaign Change and such disassembly is performed solely for the purpose of accomplishing the Campaign Change.

C.	Optional Allowances and Adjustments

1.	When IAE declares a Campaign Change, IAE, at its sole option, may grant to the Operator allowances and adjustments, such as, but not necessarily limited to:

a.	No charge material

b.	Specially priced material

c.	Single payment settlements for the Operators’ fleet

d.	Fixed allowance support for each Nacelle.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2.	These optional allowances and adjustments will be provided either:

a.	Instead of the standard Allowances of Paragraph B.,

b.	In addition to the standard Allowances of Paragraph B., or

c.	As a portion of the standard Allowances of Paragraph B.

3.	In no event shall the worth to the Operator, as reasonably determined by IAE, be less than the amount that would have been granted to the Operator as a standard Campaign Change Allowance, per Paragraph B. In considering the use of these optional allowances and adjustments, IAE will attempt to minimize the financial and administrative impact on the Operator.

III	DEFINITIONS

A.	ALLOWANCES

1.	PARTS CREDIT ALLOWANCE is an amount determined in accordance with the following formula:

a.	***** Parts Credit Allowance	=	P

b.	***** Parts Credit Allowance

c.	Pro rata Parts Credit Allowance

2.	LABOR ALLOWANCE is an amount determined in accordance with the following formulas, except that in no event shall the amount to be granted for repair of Parts exceed the amount of the Parts Credit Allowance which would have been granted if the Part had been Scrapped.

a.	***** Labor Allowance	= H×R

b.	***** Labor Allowance

c.	Pro rata Labor Allowance

3.	The variables used in calculating the above Allowances are defined as:

P	=	for a Part Scrapped because of Direct Damage or Resultant Damage, the IAE commercial price of the Part Scrapped current at the time of either the Nacelle removal or Part removal, whichever occurs sooner, or for replacement of Parts because of a Campaign Change, the IAE price of the replacing Part specified in the Campaign Change current at the time of notification to the Operator of the Campaign Change.

T	=	actual Parts Time hours on a Part which has suffered Direct Damage or Resultant Damage or the Parts Life Limit as established for the Part.

H	=	the man-hours required to accomplish the work as established in writing by IAE.

R	=	the labor rate, expressed in dollars per hour, which will be determined as follows:

		a.	If the labor is performed at the Operator’s facility, or its subcontractor’s facility, the labor rate will be the greater of the Operator’s labor rate or the subcontractor’s labor rate, where the labor rates were determined in accordance with IAE Form and provided to the Operator in writing, or

		b.	If the labor is performed at a V2500 Maintenance Center designated by IAE, the labor rate will be the then current labor rate at that Center.

B.	CAMPAIGN CHANGE is an IAE program, so designated in writing, for the Reoperation, replacement, addition or deletion of a Part(s) and is characterized by the granting of certain Allowances to the Operator when such recommendations are complied with by the Operator.

C.	COMMERCIAL AVIATION USE is the operation of Nacelles in Aircraft used for commercial, corporate or private transport purposes. The operation of Nacelles by Government Agencies or Services is normally excluded except that IAE will consider written requests for the inclusion of such Nacelles under the provisions of this Service Policy.

D.	DIRECT DAMAGE is the damage suffered by a Part itself upon its Failure.

E.	ECONOMICALLY REPAIRABLE shall generally mean that the cost of the repair as determined by IAE exclusive of modification and transportation costs, will be equal to or less than ***** percent of the IAE commercial price of the Part at the time the repair is considered, or, shall be as otherwise reasonably determined by IAE.

F.	EXPENDABLE PARTS means those nonreusable Parts, as determined by IAE, which are required to be replaced during inspection or Reconditioning, regardless of the condition of the Part.

G.	FAILURE (FAILED) is the breakage, injury, or malfunction of a Part rendering it unserviceable and incapable of continued operation without corrective action.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

H.	FIRST RUN NACELLE is a Nacelle with ***** hours or less Nacelle Time.

I.	FIRST RUN PART is a Nacelle Part with ***** hours or less Parts Time operating in a First Run Nacelle.

J.	NACELLE(S) means V2500 nacelle(s) and thrust reverser, as described in IAE Specifications referenced below, as such Specifications may be revised from time to time, sold by IAE for Commercial Aviation Use, whether installed as new equipment in aircraft by the manufacturer thereof and delivered to the Operator or delivered directly to the Operator from IAE for use as a spare nacelle. A Nacelle which has been converted or upgraded in accordance with IAE instructions shall continue to qualify for Allowances and adjustments under the provisions of this Service Policy.

Model No.	Specification No.	Specification Date
V2500	IAE-0004	*****

K.	NACELLE TIME is the total number of flight hours of operation of a Nacelle.

L.	OPERATOR is the owner of one or more Nacelles operated for Commercial Aviation use, the lessee if such Nacelle(s) is the subject of a long-term financing lease or as otherwise reasonably determined by IAE.

M.	PART(S) means Nacelle parts sold by IAE and delivered to the Operator as original equipment in a Nacelle or Nacelle parts sold and delivered by IAE to the Operator as new spare parts in support of a Nacelle.

N.	PARTS LIFE LIMIT is the maximum allowable Parts Time, for specific Parts as established by IAE or by the Federal Aviation Administration in an Airworthiness Directive.

O.	PARTS REPAIR means the IAE designated restoration of Failed Parts to functional serviceable status, excluding repair of normal wear and tear, as determined by IAE.

P.	PARTS TIME is the total number of flight hours of operation of a Part.

Q.	PRIMARY PART means a Part other than a First Run Part but not having more than ***** hours Parts Time.

R.	RECONDITIONING means the restoration of a Nacelle allowing substitution of new or serviceable used Parts, to the extent necessary for continued operation of the Nacelle as a serviceable unit. When such Reconditioning is performed by IAE designated V2500 Maintenance Center, the Parts Time, of the replaced Part shall, for the purpose of this Service Policy, be applicable to the substituted new or serviceable used Part. Said replaced Part shall become the property of IAE.

S.	REOPERATION is the alternation to or modification of a Part.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

T.	RESULTANT DAMAGE is the damage suffered by a Part because of the Failure of another Part within the same Nacelle.

U.	SCRAPPED PARTS (SCRAP, SCRAPPED, SCRAPPAGE) shall mean those Parts determined by IAE to be unserviceable and not Economically Repairable. The Operator shall cause such Parts to be mutilated or disposed of in such a manner as to preclude any possible further use as a Nacelle Part.

IV	GENERAL CONDITIONS

The following general conditions govern the application of this Service Policy:

A.	Records and Audit

The Operator shall maintain adequate records for the administration of this Service Policy and shall permit IAE to audit such records at reasonable intervals.

B.	Scrapping of Parts

1.	Scrappage Verification

Any Part for which a Parts Credit Allowance is requested shall be verified as Scrapped prior to the issuance of the Allowance. Verification of Scrappage shall occur as Follows:

a.	At the Operator’s, or its subcontractor’s, facility. Such verification shall be accomplished by the IAE Field Representative.

b.	At a V2500 Maintenance Center designated by IAE, provided that IAE concurs that the Part is to be Scrapped. Sufficient information to identify the Nacelle from which the Part was removed, and the reason for its return shall be provided.

2.	Return of Parts

IAE, at its sole option, may require the Operator to return to IAE any Part for which a Parts Credit Allowance is requested. Such return shall be a condition for the issuance of a Parts Credit Allowance.

3.	Transportation Expenses

Transportation expenses shall be at the expense of the Operator if such Parts are shipped to and from a V2500 Maintenance Center designated by IAE for examination and verification; except, that IAE shall pay the expense of transport of such Parts as are shipped at the request of IAE.

4.	Title

Title to such Parts returned to IAE shall vest in IAE.

a.	Upon determination by IAE that the Operator is eligible for a Parts Credit Allowance. If it is determined that the Parts are scrapped Parts but are not eligible for Service Policy coverage, the Operator will be notified of the decision and the Parts returned at the Operator’s expense if the Operator so requests; otherwise, the Parts will be disposed of by IAE without any type of adjustment, or

b.	Upon shipment, when such Parts are determined to be Scrap at the Operator’s facility and are shipped to IAE at the request of IAE.

C.	Repairability Requirements

The Operator shall set aside and exclude from the operation of this Service Policy for a period of ***** months any Part for which IAE states it has, or plans to initiate, an active program to achieve a repair, corrective Reoperation or Parts Life Limit extension. In the event IAE has not released a repair procedure, corrective Reoperation, or Parts Life Limit extension by the expiration of this ***** month period, such Part shall be retained by the Operator and excluded from the operation of this Service Policy for additional periods beyond the expiration of said ***** month period only if agreed to by the Operator.

D.	Exclusions from Service Policy

This Service Policy will not apply to any Nacelle, or Part if it has been determined to the reasonable satisfaction of IAE that said Nacelle or Part has Failed because it:

1.	Has not been properly installed or maintained in accordance with IAE recommendations unless such improper installation or maintenance was performed by IAE or at any V2500 Maintenance Center designated by IAE.

2.	Has been used contrary to the operating and maintenance instructions or recommendations authorized or issued by IAE and current at the time, or

3.	Has been repaired or altered outside any V2500 Maintenance Center in such a way as to impair its safety, operation or efficiency, or

4.	Has been subjected to:

a.	Misuse, neglect, or accident, or

b.	Ingestion of foreign material, or

5.	Has been affected in any way by a part not defined as a Part herein, or

6.	Has been affected in any way by occurrences not associated with ordinary use, such as, but not limited to, acts of war, rebellion, seizure or other belligerent acts.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

E.	Payment Options

IAE at its option may grant any Parts Credit Allowance as either a credit to the Operator’s account or as a Part replacement.

F.	Presentation of Claims

Any request for an Allowance must be presented to IAE not later than ***** days after the removal from service of the Engine or Part for which the Allowance is requested. If IAE disallows the request, written notification will be provided to the Operator. The Operator shall have 90 days from such notification to request a reconsideration of the request for Allowance. IAE shall have the right to refuse any request for an Allowance which is not submitted within the stated time periods.

G.	Duration of Service Policy

This Service Policy will normally cease to apply to all Parts in any Nacelle that is more than ten years old as measured from the date of shipment of the Nacelle from the factory. This Service Policy shall, however, continue to be applicable to individual Nacelles after the expiration of the ten year period on a year to year basis so that the Operator may continue to receive the benefits of the Service Policy on the Parts in these Nacelles.

H.	General Administration

On matters concerning this Service Policy, the Operator is requested to address all correspondence to:

IAE International Aero Engines AG
400 Main Street
Mail Stop 121-10
East Hartford, CT 06108

Attention: Warranty Administration

I.	Limitation of Liability

1.	The express provisions of this Service Policy set forth the maximum liability of IAE with respect to any claims relating to this Service Policy.

2.	Except to the extent that the Allowances and adjustments expressly set forth in this Service Policy may exceed the limitations of the corresponding portions of any warranties or representations included in any sales agreements, the provisions of this Service Policy do not modify, enlarge or extend in any manner the conditions governing the sale of its Nacelles and Parts by IAE.

3.	IAE reserves the right to change or retract this Service Policy at any time at its sole discretion. No such retraction or change shall diminish the benefits which the Operator may be entitled to receive with respect to

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Nacelles for which a acceptable order has been placed with IAE or with respect to aircraft with installed Nacelles for which firm orders have been placed or options obtained with the aircraft manufacturer prior to the announcement of any such retraction or change.

J.	Assignment of Service Policy

This Service Policy shall not be assigned, either in whole or in part, by either party. IAE will, however, upon the written request of the Operator consider an extension of Service Policy Allowances and adjustments to Nacelles and Parts sold or leased by an Operator to another Operator, to the extent only, however, that such Allowances and adjustments exist at the time of such sale or lease and subject to the terms and conditions of the Service Policy. IAE shall not unreasonably withhold such extension of such Allowances.

Exhibit D-3

Warranty for Special Tools and Ground Equipment

1.	If it is shown that a defect in material or workmanship has become apparent in any item of special tooling and ground equipment within one year from the date of receipt of such item by the Operator, then IAE will either as it may in its sole discretion determine repair or exchange such item free of charge.

2.	The obligations of IAE under this Warranty are subject to the following terms and conditions.

2.1	The defect must not be due to misuse, negligence of anyone other than IAE, accident or misapplication.

2.2	Such item shall not have been used, maintained, modified, stored or handled other than in a manner approved by IAE.

2.3	Any claim under this Warranty shall be made in writing to IAE within ***** days of the discovery of the defect and the defective item shall be made available or sent to IAE for inspection as it may require.

3.	IAE shall not be liable for any incidental, consequential or resultant loss or damage howsoever occurring, nor for labor costs involved in removal or replacement of parts.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit D-4

Guarantee Terms

I.	SPECIFIC CONDITIONS

The guarantees set out in Exhibit D-5 through Exhibit D-10 (the “Guarantee(s)”) are based on the following specific conditions with respect to the Aircraft and the Spare Engine(s) (the “Specific Conditions”):

A.	an average flight cycle of no less than ***** hours;

B.	thrust levels which are derated an average of ***** for take-off relative to full take-off ratings for a V2527M-A5 engine;

C.	an average Aircraft utilization equal to or less than ***** flight hours per year per Aircraft;

D.	Vuela maintaining a delivery schedule in respect to the Firm Aircraft and the Firm Spare Engines in accordance with the schedules set forth in Exhibit B hereto;

E.	an average ambient temperature at takeoff consistent with Vuela’s current operation temperatures which is no greater than *****

F.	Vuela operating and maintaining a minimum number of spare Engine(s) in support of its operation of the Aircraft, such that there is a minimum of one (1) spare engine or a direct ratio of spare Engines to Engines installed on Aircraft equal to or greater than ***** whichever is greater.

II.	ELIGIBLE ENGINES

The Engines that shall be eligible under the Guarantees shall be:

i)	new Engines originally installed on each Firm Aircraft, Option Aircraft, or Rolling Option Aircraft which are acquired pursuant to this Contract;

ii)	the Spare Engines and Option Spare Engines which are acquired pursuant to this Contract; and

iii)	the Engines acquired in March 2006 from Atlantic Aircraft Holding Limited (Engine serial numbers V12144, V12146, V12170 and V12172)

in each case, which are operated by Vuela during the Period of Guarantee (the “Eligible Engines”)?

Engines shall remain Eligible Engines provided that Vuela or its authorized maintenance facility maintains them in accordance with the instructions and recommendations of IAE and the Aircraft Manufacturer contained in the applicable IAE and Aircraft Manufacturer publications including the latest electronic Maintenance Management Plan (“eMMP”) for Vuela.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The eMMP shall establish maintenance requirements including LLP management, incorporation of applicable Target Service Bulletins and Aviation Authority airworthiness directive requirements, and Eligible Engine removal planning. The customized eMMP shall be no less rigorous than the instructions for continued airworthiness of the Aircraft issued by the Airbus and production approval holders of components of the Aircraft and shall comply with all requirements of the applicable Aviation Authority, so long as such Aviation Authority imposes aircraft maintenance standards which are not materially different from those standards imposed by the FAA. The scope of the eMMP shall not be limited to the coverage of the requirements of this Contract.

III.	DUPLICATION OF BENEFITS

The intent of the Guarantees is to provide specified benefits to Vuela as a result of the failure of Eligible Engines to achieve the reliability or performance level stipulated in the Guarantees. It is not the intent, however, to duplicate benefits provided to Vuela under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure.

Therefore, except as provided in Clause 4.6 of the Contract, the terms and conditions of each Guarantee notwithstanding, if the terms of any Guarantee should make duplicate benefits available to Vuela from IAE or any third-party as a result of the failure of an Eligible Engine to achieve the reliability or performance level stipulated in the Guarantees, Vuela may elect to receive the benefits accruing as a result of such failure under any single Guarantee, but may not receive benefits under any other Guarantee, sales warranty, service policy or any special benefit provided by IAE other than those set forth in Clause 4.6 of the Contract.

Exhibit D-5

V2500 Reliability Guarantee

I	INTRODUCTION

IAE assures Vuela that by the end of the ***** year period commencing with Vuela’s first commercial operation of Aircraft powered by V2500 Engines, the cumulative Engine Shop Visit Rate will not exceed a Guaranteed Rate of ***** per ***** Eligible Engine flight hours for the A320 fleet of Aircraft. Under this Guarantee, if the cumulative Engine Shop Visit Rates exceed the Guaranteed Rates, IAE will credit Vuela’s account with IAE an amount of ***** for each Eligible Engine Shop Visit determined to have been in excess of the Guaranteed Rates.

II	GUARANTEE

A.	Period of Guarantee

The Period of Guarantee will start on the date Vuela initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate ***** years from that date.

B.	Eligible Shop Visits

Eligible Shop Visits shall comprise the shop visits of Eligible Engines required for the following reasons:

1.	a Failure of a Part in such Eligible Engines;

2.	foreign object damage caused by the non-negligent ingestion of birds, hailstones or runway gravel;

3.	an Airworthiness Directive issued by the applicable Certification Authority;

4.	maintenance as recommended by IAE; and

5.	removal for LLP time expiration so long as minimum build cycle requirement pursuant to the Maintenance Management Plan is adhered to.

C.	Reporting of Engine Shop Visits and Engine Flight Hours

Eligible Shop Visits shall be reported to IAE by Vuela within thirty (30) days after the date of such Engine Shop Visit using IAE Form SVR Rev 1, July 95 together with such other information as may be needed to determine the Eligibility of the Engine Shop Visit. Each such Form shall be verified by an authorized IAE Representative before submission. Should it be necessary for him to disqualify a reported Engine Shop Visit, supporting information will be furnished.

Flight hours accumulated by Eligible Engines during each month during the Period of Guarantee shall be reported by Vuela within ***** days after each month’s end to IAE on IAE Form SVR Rev 1, July 95 unless other procedures are established for the reporting of flight hours.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

D.	Credit Allowance Calculation

A credit of ***** will be granted by IAE for each Eligible Engine Shop Visit determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation will be made no later than ***** days after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary Engine Shop Visit records and Eligible Engine flight hour information have been reported to IAE.

Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if necessary, following the annual calculations for the second year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against Vuela’s account with IAE. Credits and debits will be applied to Vuela’s account with IAE not later than thirty (30) days following a calculation for the second year and each subsequent year of the Period of Guarantee, as applicable.

Credit Allowance = (AR - GR) x *****

Where:

AR	=	Total Eligible Engine Shop Visits during the period of the calculation.

GR	=	***** x total Engine flight hours accumulated on Eligible Engines during the period of the calculation.

(NOTE: GR will be rounded to the nearest whole number.)

III	DEFINITIONS AND CONDITIONS

A.	All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. In the case of conflict between the Definitions and General Conditions of the Service Policy and the terms and conditions of this Guarantee, this Guarantee shall govern.

B.	The Guaranteed Rate is predicated on the operation by Vuela of the Eligible Engines in accordance with the Specific Conditions. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee, a variation from the Specific Conditions which results in a material change to IAE’s risk. Such adjustments shall be made by IAE in good faith using the same methodology used to calculate the original guarantee rate will be that generally used by IAE for other operators, and shall not adversely impact nor improve IAE’s risk position from that which was undertaken by IAE with the original guaranteed rate.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

C.	In the event credits are issued under this Guarantee, such credits shall be dedicated to the procurement of Parts aimed at correction of the situations contributing to exceedance of the Guarantee. Accordingly, Vuela and IAE shall establish jointly the modifications or Parts to be selected, and Vuela shall incorporate the modifications or Parts selected into the Eligible Engines.

Exhibit D-6

V2500 Delay and Cancellation

I	INTRODUCTION

IAE assures Vuela that by the end of the ***** year period commencing with Vuela’s first commercial operation of Aircraft powered by V2500 Engines, the cumulative Engine-caused Delay and Cancellation Rate will not exceed a Guaranteed Rate of ***** per ***** Aircraft departures. Under this Guarantee, if the cumulative Engine-caused Delay and Cancellation Rate is determined to have exceeded the Guaranteed Rate over the Period of Guarantee, IAE will credit Vuela’s account with IAE an amount of ***** for each excess Eligible Delay and Cancellation determined to have been in excess of the Guaranteed Rate.

II	GUARANTEE

A.	Period of Guarantee

The Period of Guarantee will start on the date Vuela initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate ***** years from that date.

B.	Eligible Delay

An Eligible Delay shall occur when by a Failure of a Part in an Eligible Engine installed in an Aircraft is the sole cause of a delay in the final Departure of that Aircraft by more than fifteen minutes after its programmed Departure in either of the following instances:

1.	an originating flight departing later than its scheduled Departure time; or

2.	a through flight or a turnaround flight remaining on the ground longer than its scheduled ground time.

C.	Eligible Cancellation

A single Cancellation shall occur when a Failure of a Part in an Eligible Engine installed in an Aircraft is the sole cause of the elimination of a Departure in either of the following instances:

1.	cancellation of a trip comprising a single flight leg; or

2.	cancellation of any or all of the flight legs of a multiple leg trip.

A Departure which is cancelled after an Eligible Delay shall be an Eligible Cancellation not an Eligible Delay.

Consecutive Delays and Cancellations for the same problem because corrective action had not been taken will be excluded.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

D.	Departure

A Departure comprises the movement of an Aircraft from the blocks for the purpose of an intended scheduled revenue flight provided that there can be only one Departure for each intended flight.

E.	Reporting of Eligible Delays and Cancellations

Eligible Delays and Cancellations shall be reported to IAE by Vuela within***** days after the date of such Delay or Cancellation using IAE Form DC Rev 1, July 95, together with such other information as may be needed to determine the Eligibility of the Delay or Cancellation. Each such Form shall be verified by an authorized IAE Representative before submission. Should it be necessary for him to disqualify a reported Delay or Cancellation, supporting information will be furnished.

Departures accumulated by Eligible Engines during each month during the Period of Guarantee shall be reported by Vuela within ***** days after each month’s end to IAE on IAE Form DC Rev 1, July 95, unless other procedures are established for the reporting of Departures.

F.	Credit Allowance Calculation

A credit of ***** will be granted by IAE for each Eligible Delay and Eligible Cancellation determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation will be made no later than ***** days after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary records of Delays, Cancellation and Departure have been reported to IAE.

Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if necessary, following the annual calculations for the first year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against Vuela’s account with IAE. Credits and debits will be applied to Vuela’s account with IAE not later than ***** days following a calculation for the second year and each subsequent year of the Period of Guarantee, as applicable.

Credit Allowance = (ADC - GDC) *****

Where:

ADC	=	Total qualifying actual Engine Caused Delays and Cancellations claimed and accepted as eligible during the applicable period of the calculation.

GDC	=	***** x total Departures accumulated on Eligible Engines during the applicable period of calculation.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

III	DEFINITIONS AND CONDITIONS

A.	All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. In the case of conflict between the Definitions and General Conditions of the Service Policy and the terms and conditions of this Guarantee, this Guarantee shall govern.

B.	The Guaranteed Rate is predicated on the operation by Vuela of the Eligible Engines in accordance with the Specific Conditions. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee, a variation from the Specific Conditions which results in a material change to IAE’s risk. Such adjustments shall be made by IAE in good faith using the same methodology used to calculate the original guarantee rate , will be that generally used by IAE for other operators, and shall not adversely impact nor improve IAE’s risk position from that which was undertaken by IAE with the original guaranteed rate.

C.	In the event credits are issued under this Guarantee, such credits shall be dedicated to the procurement of Parts aimed at correction of the situations contributing to exceedance of the Guarantee. Accordingly, Vuela and IAE shall establish jointly the modifications or Parts to be selected, and Vuela shall incorporate the modifications or Parts selected into the Eligible Engines.

Exhibit C-7

V2500 Inflight Shutdown Guarantee

I	INTRODUCTION

IAE assures Vuela that by the end of the ***** year period commencing with Vuela’s first commercial operation of Aircraft powered by V2500 Engines, the cumulative Engine Inflight Shutdown Rate will not exceed a Guaranteed Rate of ***** per ***** Eligible Engine flight hours. Under this Guarantee, if the cumulative Eligible Inflight Shutdown Rate is determined to have exceeded the Guaranteed Rate over the Period of Guarantee, IAE will credit Vuela’s account with IAE an amount of ***** for each Eligible Inflight Shutdown determined to have been in excess of the Guaranteed Rate.

II	GUARANTEE

A.	Period of Guarantee

The Period of Guarantee will start on the date Vuela initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate ***** years from that date.

B.	Eligible Inflight Shutdowns

Eligible Inflight Shutdowns shall comprise the inflight shutdown of an Eligible Engine during a scheduled revenue flight which is determined to have been caused by a Failure of a Part of such Engine. Multiple inflight shutdowns of the same Engine during the same flight leg for the same problem will be counted as one Eligible Inflight Shutdown. A subsequent inflight shutdown on a subsequent flight leg for the same problem because corrective action has not been taken will be excluded.

C.	Reporting of Eligible Inflight Shutdowns

Eligible Inflight Shutdowns shall be reported to IAE by Vuela within ***** days after the date of such Inflight Shutdown using IAE Form IFSD Rev 1, July 95 together with such other information as may be needed to determine the Eligibility of the Inflight Shutdown. Each such Form shall be verified by an authorized IAE Representative before submission. Should it be necessary for him to disqualify a reported Inflight Shutdown, supporting information will be furnished.

Flight hours accumulated by Eligible Engines during each month during the Period of Guarantee shall be reported by Vuela within ***** days after each month’s end to IAE on IAE Form IFSD Rev 1, July 95 unless other procedures are established for the reporting of flight hours.

D.	Credit Allowance Calculation

A credit of ***** will be granted by IAE for each Eligible Inflight Shutdown determined as calculated below to be in excess of the Guaranteed

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Rate during the Period of Guarantee. An annual calculation will be made no later than sixty (60) days after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary Inflight Shutdown records and Eligible Engine flight hour information have been reported to IAE.

Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if necessary, following the annual calculations for the second year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against Vuela’s account with IAE. Credits and debits will be applied to Vuela’s account with IAE not later than ***** days following a calculation for the second year and each subsequent year of the Period of Guarantee, as applicable.

The Credit Allowance = (AI - GI) x *****

Where:

AI	=	Total Eligible Inflight Shutdowns during the period of the calculation;

GI	=	***** x total Engine flight hours accumulated on Eligible Engines during the period of the calculation.

(NOTE: GI will be rounded to the nearest whole number.)

III	DEFINITIONS AND CONDITIONS

A.	All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. In the case of conflict between the Definitions and General Conditions of the Service Policy and the terms and conditions of this Guarantee, this Guarantee shall govern.

B.	The Guaranteed Rate is predicated on the operation by Vuela of the Eligible Engines in accordance with the Specific Conditions. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee, a variation from the Specific Conditions which results in a material change to IAE’s risk. Such adjustments shall be made by IAE in good faith using the same methodology used to calculate the original guarantee rate, will be that generally used by IAE for other operators, and shall not adversely impact nor improve IAE’s risk position from that which was undertaken by IAE with the original guaranteed rate.

C.	In the event credits are issued under this Guarantee, such credits shall be dedicated to the procurement of Parts aimed at correction of the situations contributing to exceedance of the Guarantee. Accordingly, Vuela and IAE shall establish jointly the modifications or Parts to be selected, and Vuela shall incorporate the modifications or Parts selected into the Eligible Engines.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit D-8

V2500 Fuel Consumption Retention Guarantee

I	INTRODUCTION

IAE assures Vuela that during the ***** year period commencing with Vuela’s first commercial operation of Aircraft powered by V2500-A5 Engines, the fleet average cruise fuel consumption for Eligible Engines will not have increased by more than a Guaranteed Rate of *****. Under this Guarantee, if the fleet average cruise fuel consumption for Eligible Engines exceeds the Guaranteed Rate at the end of the Guarantee Period, IAE will credit Vuela’s account with IAE an amount in respect of excess fuel consumed for that portion of the Period of the Guarantee that the Guarantee level has been exceeded.

II	GUARANTEE

A.	Period of Guarantee

The Period of Guarantee will start on the date Vuela initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate ***** years from that date.

B.	Fuel Consumption Measurement

The inflight data required for administration of this Guarantee will be obtained by Vuela during stable cruise conditions using ECM data recordings and the ECM II software available from IAE (requires the ECM sales order option from Airbus).

Provided that:

1.	the fuel consumption data for any Eligible Engine on which the engine parameters indicate a possible malfunction (including associated Aircraft systems), other than normal gas path deterioration, that is subsequently confirmed by maintenance action will not be considered acceptable data, and

2.	data which is obviously inaccurate under normal engine monitoring practices will not be considered acceptable data; this type of data will be rejected unless Vuela validity checks have established that Total Air Temperature, Fuel Flow Aircraft and Engine Bleed Systems and other Aircraft parameters are within normal operating ranges.

C.	Periodic Fleet Average Cruise Fuel Consumption Deterioration

The Periodic Fleet Average Cruise Fuel Consumption Deterioration shall be the average of the Cruise Fuel Flow Deterioration for all installed Eligible Engines for a ***** day reporting period. This is to be reported to IAE every ***** days.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

D.	Fleet Average Cruise Fuel Consumption Deterioration

The Fleet Average Cruise Fuel Consumption Deterioration is the average of the Periodic Fleet Average Cruise Fuel Consumption Deterioration values for all ***** day periods during the Period of Calculation (cumulative from start of Period of Guarantee to end of the *****, *****, *****, and *****years).

E.	Operational Data

Vuela shall provide the following data to IAE as indicated during the Period of the Guarantee:

1.	Total quantity of fuel consumed by Eligible Engines during the Period (U.S. Gallons), every ***** days.

2.	Average cost of fuel to Vuela over the Period of Guarantee (U.S. Dollars per U.S. Gallon), every ***** days.

3.	Aircraft operating hours for each ***** day period during the Period of Guarantee.

4.	Engine maintenance action information, as requested.

F.	Excess Fuel Consumption Credit Calculation

If at the end of each Period of Calculation the Fleet Average Fuel Consumption Deterioration exceeds the Guaranteed Rate, IAE will grant Vuela a credit in respect to excess fuel consumption calculated in accordance with the following formula:

C = (D-GR)% YHF

Where:

C	=	the amount of the credit in U.S. dollars

D	=	the Fleet Average Fuel Consumption Deterioration (in percent)

GR	=	the Guaranteed Rate

Y	=	initial cruise fuel flow of new Eligible Engines expressed in U.S. gallons per hour to be established within ***** days of start of operation (per ECM II program)

H	=	the total of all flight hours flown by Vuela’s Eligible Engines during that portion of the Period of Guarantee that the Guarantee level has been exceeded.

F	=	The average net cost to Vuela in U.S. Dollars per U.S. Gallon of aviation fuel consumed by Vuela during the Period of Guarantee.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

III	DEFINITIONS AND CONDITIONS

A.	All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. In the case of conflict between the Definitions and General Conditions of the Service Policy and the terms and conditions of this Guarantee, this Guarantee shall govern.

B.	The Guaranteed Rate is predicated on the operation by Vuela of the Eligible Engines in accordance with the Specific Conditions. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee, a variation from the Specific Conditions which results in a material change to IAE’s risk. Such adjustments shall be made by IAE in good faith using the same methodology used to calculate the original guarantee rate , will be that generally used by IAE for other operators, and shall not adversely impact nor improve IAE’s risk position from that which was undertaken by IAE with the original guaranteed rate.

C.	In the event credits are issued under this Guarantee, such credits shall be dedicated to the procurement of Parts aimed at correction of the situations contributing to exceedance of the Guarantee. Accordingly, Vuela and IAE shall establish jointly the modifications or Parts to be selected, and Vuela shall incorporate the modifications or Parts selected into the Eligible Engines.

Exhibit D-9

V2500 Exhaust Gas Temperature Guarantee

I	INTRODUCTION

IAE assures Vuela that during the Period of Guarantee, the maximum stabilized takeoff exhaust gas temperature will not exceed the Certified Limit. Under this Guarantee if it is confirmed that the Certified Limit has been exceeded, IAE will credit Vuela’s account with IAE in the amount of *****. For the purpose of this Guarantee, the Certified Limit is exceeded if the Engine will not achieve the specified engine pressure ratio for takeoff thrust without exceeding the Certified Limit for its Exhaust Gas Temperature.

II	GUARANTEE

A.	Period of Guarantee

The Period of Guarantee for each Eligible Engine will start on the date Vuela initiates commercial operation of the first Aircraft powered by such Engine and will terminate upon the completion of the first shop visit of each such Eligible Engine hereunder.

B.	Restoration of Installed Engine

If during the Period of Guarantee, the maximum stabilized takeoff exhaust gas temperature of an Eligible Engine installed in an Aircraft operated by Vuela exceeds the Certified Limit, Vuela shall undertake on-wing Engine maintenance recommended by IAE, with technical assistance provided by IAE, to restore the performance of that Engine.

C.	Calibration of Removed Engine

If the performance of an installed Eligible Engine cannot be restored by the maintenance recommended under Section II, Paragraph C, Vuela shall promptly remove such Engine from the Aircraft and dispatch it at its cost for calibration in an IAE designated test cell. If such calibration verifies that the exhaust gas temperature of the Engine is not in excess of the Certified Limit or it is established that any excess is due to causes which are excluded by the General Conditions in Section III, then the cost of such test cell calibration and associated transportation will be borne by Vuela.

D.	Credit Allowance

A credit of ***** will be granted by IAE for each event not meeting the requirements set forth in Section I of this guarantee and as verified by Section II, Paragraph D above.

III	DEFINITIONS AND CONDITIONS

A.	All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. In the case of conflict between the Definitions and General Conditions of the Service Policy and the terms and conditions of this Guarantee, this Guarantee shall govern.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

B.	The Guaranteed Rate is predicated on the operation by Vuela of the Eligible Engines in accordance with the Specific Conditions. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee, a variation from the Specific Conditions which results in a material change to IAE’s risk. Such adjustments shall be made by IAE in good faith using the same methodology used to calculate the original guarantee rate , will be that generally used by IAE for other operators, and shall not adversely impact nor improve IAE’s risk position from that which was undertaken by IAE with the original guaranteed rate.

C.	In the event credits are issued under this Guarantee, such credits shall be dedicated to the procurement of Parts aimed at correction of the situations contributing to exceedance of the Guarantee. Accordingly, Vuela and IAE shall establish jointly the modifications or Parts to be selected, and Vuela shall incorporate the modifications or Parts selected into the Eligible Engines.

Exhibit D-10

V2500 Remote Site Removal Guarantee

I	INTRODUCTION

IAE assures Vuela that by the end of the Period of Guarantee, the cumulative Remote Site Removal Rate shall not exceed a Guaranteed Rate of ***** per *****Eligible Engine flight hours for the Aircraft. Under this Guarantee, if the cumulative Eligible Remote Site Removal Rate is determined to have exceeded the Guaranteed Rate over the Period of Guarantee, IAE shall credit Vuela’s account with IAE an amount of ***** for each Eligible Remote Site Removal determined to have been in excess of the Guaranteed Rate.

II	GUARANTEE

A.	Period of Guarantee

The Period of Guarantee shall start on the date Vuela initiated commercial operation of its first Aircraft powered by Eligible Engines and shall terminate ***** year from that date (“Period of Guarantee’).

B.	Eligible Remote Site Removals

Eligible Remote Site Removals shall be the removals of Eligible Engines from Aircraft at an Vuela line station, other than Vuela’s main base or a base established by Vuela to perform routine Eligible Engine changes, which removal is determined to have been caused by a Failure of a Part of such Eligible Engine.

C.	Reporting of Remote Site Removals

Eligible Remote Site Removals shall be reported to IAE by Vuela in January of each year for the preceding year in an electronic form provided by IAE, together with such other information as may be needed to determine the eligibility of each Remote Site Removal. Each such form shall be verified by an authorized IAE representative before submission. Should it be necessary for such representative to disqualify a reported Remote Site Removal, supporting information shall be furnished.

Flight hours accumulated by Eligible Engines shall be reported to IAE by Vuela in January of each year for the preceding year in an electronic form provided by IAE. This Guarantee shall only be administered where such information is provided to IAE by Vuela in a timely manner.

D.	Credit Allowance Calculation

A credit of ***** shall be granted by IAE for each Eligible Remote Site Removal determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation shall be made no later than ***** days after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary Remote Site Removal records and Eligible Engine flight hour information have been reported to IAE.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Each annual calculation shall be made using data that shall be cumulative from the start of the Period of Guarantee. An interim credit shall be granted, if necessary, following the annual calculations for the second year and each subsequent year of the Period of Guarantee. Credits shall be applied to Vuela’s account with IAE not later than ***** days following a calculation for the second year and each subsequent year of the Guarantee Period, as applicable.

Credit Allowance = (AR – GR) x *****

Where:

AR	=	Total Eligible Remote Site Removals during the period of the calculation.

GR	=	***** x total Engine flight hours accumulated on Eligible Engines during the period of the calculation.

(Note: GR shall be rounded to the nearest whole number)

III	DEFINITIONS AND CONDITIONS

A.	All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. In the case of conflict between the Definitions and General Conditions of the Service Policy and the terms and conditions of this Guarantee, this Guarantee shall govern.

B.	The Guaranteed Rate is predicated on the operation by Vuela of the Eligible Engines in accordance with the Specific Conditions. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee, a variation from the Specific Conditions which results in a material change to IAE’s risk. Such adjustments shall be made by IAE in good faith using the same methodology used to calculate the original guarantee rate , will be that generally used by IAE for other operators, and shall not adversely impact nor improve IAE’s risk position from that which was undertaken by IAE with the original guaranteed rate.

C.	In the event credits are issued under this Guarantee, such credits shall be dedicated to the procurement of Parts aimed at correction of the situations contributing to exceedance of the Guarantee. Accordingly, Vuela and IAE shall establish jointly the modifications or Parts to be selected, and Vuela shall incorporate the modifications or Parts selected into the Eligible Engines.

T x H x R

   *****

X

H

-

R2

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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